Russell Funds: Classes A, C, E and S

Russell Funds: Class Y

Russell Funds: Class I

RUSSELL INVESTMENT COMPANY

Supplement dated December 15, 2008 to

PROSPECTUSES DATED FEBRUARY 29, 2008

As Supplemented through September 2, 2008

I.	RUSSELL MONEY MARKET FUND

The following information supplements the prospectuses referenced above as applicable:

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as breaking the buck. At a meeting held on September 29, 2008, the Board of Trustees of Russell Investment Company determined that the Russell Money Market Fund would participate in the initial term of the Program. By written consent dated December 3, 2008, the Board of Trustees of Russell Investment Company determined that the Russell Money Market Fund will participate in the extended term of the Program, as discussed below. The Russell Money Market Fund was responsible for payment of fees required to participate in the Program and is responsible for the additional fees required to participate in the extended term of the Program.

The Program provides coverage to shareholders of the Russell Money Market Fund for amounts that they held in the Russell Money Market Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Russell Money Market Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Russell Money Market Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Russell Money Market Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Russell Money Market Fund on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of Russell Investment Company will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Russell Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program.

The Program is designed to address temporary dislocations in credit markets. The initial term of the Program was a three month term beginning September 19, 2008. The Secretary of the Treasury has determined to extend the Program until April 30, 2009, after which the Secretary of the Treasury will review the need and terms for further extending the Program. The Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend without the Secretary’s approval, and the Russell Money Market Fund would have to renew its participation to maintain coverage and pay additional fees required in connection with any additional renewal. If the Secretary chooses not to renew the Program at the end of the extended term, the Program will terminate. Guarantee payments to participants under the Program will not exceed the amount available in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Neither this prospectus supplement, the above-referenced prospectuses, nor the Russell Money Market Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

II.	FEES AND EXPENSES

The Annual Fund Operating Expenses for the Russell Strategic Bond Fund are restated as follows:

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses##	Acquired Fund Fees and Expenses##	Total Annual Fund Operating Expenses##	Less Fee Waivers and Expense Reimbursements###	Net Annual Fund Operating Expenses##
Class A Shares*
Russell Strategic Bond Fund	0.50%	0.25%	0.26%	0.03%	1.04%	(0.09)%	0.95%
Class C Shares*
Russell Strategic Bond Fund	0.50%	0.75%	0.51%	0.03%	1.79%	(0.09)%	1.70%
Class E Shares*
Russell Strategic Bond Fund	0.50%	0.00%	0.51%	0.03%	1.04%	(0.20)%	0.84%
Class I Shares*
Russell Strategic Bond Fund	0.50%	0.00%	0.18%	0.03%	0.71%	(0.12)%	0.59%
Class S Shares*
Russell Strategic Bond Fund	0.50%	0.00%	0.26%	0.03%	0.79%	(0.09)%	0.70%
Class Y Shares*
Russell Strategic Bond Fund	0.50%	0.00%	0.09%	0.03%	0.62%	(0.07)%	0.55%

*	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of 0.05% of average daily net assets for all Classes of Shares.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class E Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

##	Expense Restatements. “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for all Classes of Shares have been restated to reflect higher or lower expenses expected to be incurred for the fiscal year ending October 31, 2008 and to reflect the impact of increased assets under management resulting from the reorganization of the Multistrategy Bond Fund into the Russell Strategic Bond Fund. “Other Expenses” has been restated not to reflect a 0.02% administrative fee waiver that was in effect for the fiscal year ending October 31, 2007.

Acquired Fund Fees and Expenses. In addition to the advisory and administrative fees payable by the Funds to RIMCo and Russell Fund Services Company (“RFSC”), each Fund that invests its cash reserves in the Russell Money Market Fund will bear indirectly a proportionate share of the Russell Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Russell Money Market Fund pays to RIMCo and RFSC. The cash reserves for all Funds are invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves invested in the Russell Money Market Fund is 0.10% (net of fee waivers and reimbursements).

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Russell Strategic Bond Fund have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell Money Market Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses are reflected under “Acquired Fund Fees and Expenses.”

(notes continued on next page)

###	RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees as follows:

Russell Strategic Bond Fund — Class A, C and S 0.02%

Russell Strategic Bond Fund — Class E 0.13%

Russell Strategic Bond Fund — Class I 0.05%

From October 1, 2008 until at least February 28, 2010, the Russell Strategic Bond Fund’s direct Fund-level expenses will be capped at 0.51%. Direct Fund-level operating expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses.

These foregoing waivers may not be terminated during the relevant period except at the Board’s discretion.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the three, five and ten year periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Russell Strategic Bond Fund	$468	$684	$918	$1,589
Class C Shares
Russell Strategic Bond Fund	173	555	962	2,098
Class E Shares
Russell Strategic Bond Fund	86	311	554	1,252
Class I Shares
Russell Strategic Bond Fund	60	215	383	871
Class S Shares
Russell Strategic Bond Fund	72	244	430	969
Class Y Shares
Russell Strategic Bond Fund	56	191	338	767

III.	SUBSEQUENT EVENTS

The section entitled “Subsequent Events” in the Prospectuses listed above is hereby deleted.

IV.	BENCHMARK INDEX NAME CHANGES

On October 31, 2008, the name of the Lehman Brothers Aggregate Bond Index changed to Barclays Capital Aggregate Bond Index and the name of the Lehman Brothers Municipal 1-10 Year Index changed to Barclays Capital Municipal 1-10 Yr Blend (1-12) Index. As a result, any references in the Prospectuses to the Lehman Brothers Aggregate Bond Index or the Lehman Brothers Municipal 1-10 Year Index are replaced with the Barclays Capital Aggregate Bond Index and the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index, respectively.

V.	ADDITIONAL RISKS

The following additional risks are added to all Funds in each of the Prospectuses listed above in the sections entitled “Risks”:

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

VI.	PORTFOLIO MANAGERS

The following list of employees who have primary responsibility for the management of the Russell Investment Company (“RIC”) Funds in each of the Prospectuses listed above in the sections entitled “Management of the Funds” is restated:

•

Scott Crawshaw, Portfolio Manager since January 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of RIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Russell Emerging Markets Fund.

•

Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Russell Real Estate Securities Fund.

•

Tereasa Gandhi, Portfolio Manager since January 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on the Russell Developing Managers initiative from February 2003 to September 2003. Ms. Gandhi has primary responsibility for the management of the Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap and Russell U.S. Growth Funds.

•

Philip Hoffman, Portfolio Manager since June 2004. From 2000 to June 2004, Mr. Hoffman was a Senior Research Analyst where he headed the research of global equity managers. Mr. Hoffman has primary responsibility for the management of the Russell Global Equity Fund.

•

Albert Jalso, Associate Portfolio Manager since August 2008. Mr. Jalso joined Russell as a Senior Portfolio Analyst in May 2007. Prior to joining Russell, Mr. Jalso worked at Bank of New York Mellon from September 2001 to April 2007, in various capacities, including as a Credit Research Manager, a Senior Risk Analyst and a Senior Financial Analyst. Mr. Jalso has primary responsibility for the management of the Russell Short Duration Bond Fund.

•

Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Russell U.S. Value Fund. Effective January 1, 2009 Mr. Jensen will also have primary responsibility for the management of the Russell U.S. Quantitative Equity Fund.

•

Jill F. Johnson, Portfolio Manager since May 2004. Ms. Johnson started at Russell as Senior Investment Officer in March 2000 and was promoted to Portfolio Manager in May 2004. Ms. Johnson has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Russell Tax-Managed Global Equity, 2010 Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds and the 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares.

•	James A. Jornlin, Portfolio Manager since July 1996. Mr. Jornlin has primary responsibility for the management of the Russell International Developed Markets Fund.

•

Kelly K. Mainelli, Senior Portfolio Manager since July 2007. Prior to joining Russell, Mr. Mainelli was the Director of Fixed Income for Columbia Funds from June 2002 to June 2007. Mr. Mainelli has primary responsibility for the management of the Russell Money Market Fund.

•

Brian C. Mock, Portfolio Manager since April 2005. From 1998 to 2005, Mr. Mock was a Senior Portfolio Trader. Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Underlying Funds as described under “Investment Objective and Investment Strategies” later in this Prospectus.

•

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. Mr. Monroe has primary responsibility for the management of the Russell U.S. Quantitative Equity Fund until December 31, 2008.

•

Michael R. Ruff, Portfolio Manager since November 2002. Mr. Ruff has primary responsibility for the management of the Russell Investment Grade Bond, Russell Strategic Bond and Russell Tax Exempt Bond Funds.

•	Stephen W. Skatrud, Portfolio Manager since December 2001. Mr. Skatrud has primary responsibility for the management of the Russell U.S. Core Equity Fund.

•

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the management of the Russell U.S. Small & Mid Cap Fund.

VII.	INCOME DIVIDENDS

Effective January 1, 2009, the Russell Short Duration Bond Fund and the Russell Investment Grade Bond Fund will begin declaring dividends monthly rather than quarterly.

VIII.	MONEY MANAGER CHANGE

The following replaces the information in the section entitled “Money Manager Information” for the Russell U.S. Quantitative Equity Fund in the Prospectuses listed above:

Russell U.S. Quantitative Equity Fund

(formerly Equity Q Fund)

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

Franklin Portfolio Associates, LLC, One Boston Place, 34th Floor, Boston, MA 02108.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

36-08-219 and 00064347

LifePoints Funds, Target Portfolio Series: Classes A, C, E, R1, R2, R3 and S

LifePoints Funds, Target Date Series: Classes A, E, R1, R2, R3 and S

Russell Tax-Managed Global Equity Fund: Classes C, E and S

RUSSELL INVESTMENT COMPANY

Supplement dated December 15, 2008 to

PROSPECTUSES DATED FEBRUARY 29, 2008 or March 24, 2008

As Supplemented through October 1, 2008

I.	BENCHMARK INDEX NAME CHANGE

On October 31, 2008, the name of the Lehman Brothers Aggregate Bond Index changes to Barclays Capital Aggregate Bond Index. As a result, any reference in the Prospectuses to the Lehman Brothers Aggregate Bond Index is replaced with the Barclays Capital Aggregate Bond Index.

II.	ADDITIONAL RISKS

The following additional risks are added to all Funds and Underlying Funds in each of the Prospectuses listed above in the sections entitled “Risks”:

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

III.	PORTFOLIO MANAGERS

The following list of employees who have primary responsibility for the management of the Russell Investment Company (“RIC”) Funds in each of the Prospectuses listed above in the sections entitled “Management of the Funds and the Underlying Funds” is restated:

•

Scott Crawshaw, Portfolio Manager since January 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of RIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Russell Emerging Markets Fund.

•

Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Russell Real Estate Securities Fund.

•

Tereasa Gandhi, Portfolio Manager since January 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on the Russell Developing Managers initiative from February 2003 to September 2003. Ms. Gandhi has primary responsibility for the management of the Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap and Russell U.S. Growth Funds.

•

Philip Hoffman, Portfolio Manager since June 2004. From 2000 to June 2004, Mr. Hoffman was a Senior Research Analyst where he headed the research of global equity managers. Mr. Hoffman has primary responsibility for the management of the Russell Global Equity Fund.

•

Albert Jalso, Associate Portfolio Manager since August 2008. Mr. Jalso joined Russell as a Senior Portfolio Analyst in May 2007. Prior to joining Russell, Mr. Jalso worked at Bank of New York Mellon from September 2001 to April 2007, in various capacities, including as a Credit Research Manager, a Senior Risk Analyst and a Senior Financial Analyst. Mr. Jalso has primary responsibility for the management of the Russell Short Duration Bond Fund.

•

Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Russell U.S. Value Fund. Effective January 1, 2009, Mr. Jensen will also have primary responsibility for the management of the Russell U.S. Quantitative Equity Fund.

•

Jill F. Johnson, Portfolio Manager since May 2004. Ms. Johnson started at Russell as Senior Investment Officer in March 2000 and was promoted to Portfolio Manager in May 2004. Ms. Johnson has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Russell Tax-Managed Global Equity, 2010 Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds and the 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares.

•	James A. Jornlin, Portfolio Manager since July 1996. Mr. Jornlin has primary responsibility for the management of the Russell International Developed Markets Fund.

•

Kelly K. Mainelli, Senior Portfolio Manager since July 2007. Prior to joining Russell, Mr. Mainelli was the Director of Fixed Income for Columbia Funds from June 2002 to June 2007. Mr. Mainelli has primary responsibility for the management of the Russell Money Market Fund.

•

Brian C. Mock, Portfolio Manager since April 2005. From 1998 to 2005, Mr. Mock was a Senior Portfolio Trader. Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Underlying Funds as described under “Investment Objective and Investment Strategies” later in this Prospectus.

•

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. Mr. Monroe has primary responsibility for the management of the Russell U.S. Quantitative Equity Fund until December 31, 2008.

•

Michael R. Ruff, Portfolio Manager since November 2002. Mr. Ruff has primary responsibility for the management of the Russell Investment Grade Bond, Russell Strategic Bond and Russell Tax Exempt Bond Funds.

•	Stephen W. Skatrud, Portfolio Manager since December 2001. Mr. Skatrud has primary responsibility for the management of the Russell U.S. Core Equity Fund.

•

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the management of the Russell U.S. Small & Mid Cap Fund.

IV.	MONEY MANAGER NAME CHANGE

As the result of a name change, the following replaces the information in the section entitled “Money Manager Information” regarding Enhanced Investment Technologies, LLC for the Russell U.S. Quantitative Equity Fund in the Prospectuses listed above:

INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

36-08-220 and 00064348

LifePoints Funds, Target Distribution Strategies

2017 Retirement Distribution Fund – A Shares

2017 Accelerated Distribution Fund – A Shares

2027 Extended Distribution Fund – A Shares

RUSSELL INVESTMENT COMPANY

Supplement dated December 15, 2008 to

PROSPECTUSES DATED NOVEMBER 21, 2007

As Supplemented through NOVEMBER 20, 2008

I.	BENCHMARK INDEX NAME CHANGE

On October 31, 2008, the name of the Lehman Brothers Aggregate Bond Index changed to Barclays Capital Aggregate Bond Index. As a result, any reference in the Prospectus to the Lehman Brothers Aggregate Bond Index is replaced with the Barclays Capital Aggregate Bond Index.

II.	ADDITIONAL RISKS

The following additional risks are added to all Funds and Underlying Funds in the sections entitled “Risks”:

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

III.	PORTFOLIO MANAGERS

The following changes are made to the list of employees who have primary responsibility for the management of the Russell Investment Company (“RIC”) Funds in the section entitled “Management of the Funds and the Underlying Funds.”

Effective January 1, 2009, the following information is restated:

Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Russell U.S. Value and the Russell U.S. Quantitative Equity Funds.

(over)

Effective January 1, 2009, the following information is deleted:

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. Mr. Monroe has primary responsibility for the management of the Russell U.S. Quantitative Equity Fund.

IV.	MONEY MANAGER NAME CHANGE

As the result of a name change, the following replaces the information in the section entitled “Money Manager Information” regarding Enhanced Investment Technologies, LLC for the Russell U.S. Quantitative Equity Fund:

INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

36-08-221 and 00064349

LifePoints Funds, Target Distribution Strategies

2017 Retirement Distribution Fund – S Shares

2017 Accelerated Distribution Fund – S Shares

2027 Extended Distribution Fund – S Shares

RUSSELL INVESTMENT COMPANY

Supplement dated December 15, 2008 to

PROSPECTUSES DATED NOVEMBER 21, 2007

As Supplemented through NOVEMBER 20, 2008

I.	CHANGE IN TARGET DISTRIBUTION PER SHARE

As described in the Prospectus, the Funds’ investment model assumes the redemption of shares from your account to pay your financial intermediary a 1.00% fee per year. As a result of such redemptions, you would hold fewer shares of the Funds and the Funds will increase their per share target distribution each year. However, you will receive substantially the same distribution in the subsequent year as in the previous year because, although the Fund will make distributions at an increased amount per share, you will own fewer shares.

Therefore, effective January 1, 2009, the Funds’ Annual Target Distributions are as follows:

Annual Target Distributions:

2017 Retirement Distribution Fund – S Shares	$0.7071 per share per year payable annually

2017 Accelerated Distribution Fund – S Shares	$1.0101 per share per year payable annually

2027 Extended Distribution Fund – S Shares	$0.6061 per share per year payable annually

These distributions are not guaranteed and may include a return of capital.

II.	BENCHMARK INDEX NAME CHANGE

On October 31, 2008, the name of the Lehman Brothers Aggregate Bond Index changed to Barclays Capital Aggregate Bond Index. As a result, any reference in the Prospectus to the Lehman Brothers Aggregate Bond Index is replaced with the Barclays Capital Aggregate Bond Index.

III.	ADDITIONAL RISKS

The following additional risks are added to all Funds and Underlying Funds in the sections entitled “Risks”:

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations

(over)

may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

IV.	PORTFOLIO MANAGERS

The following changes are made to the list of employees who have primary responsibility for the management of the Russell Investment Company (“RIC”) Funds in the section entitled “Management of the Funds and the Underlying Funds.”

Effective January 1, 2009, the following information is restated:

Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Russell U.S. Value and the Russell U.S. Quantitative Equity Funds.

Effective January 1, 2009, the following information is deleted:

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. Mr. Monroe has primary responsibility for the management of the Russell U.S. Quantitative Equity Fund.

V.	MONEY MANAGER NAME CHANGE

As the result of a name change, the following replaces the information in the section entitled “Money Manager Information” regarding Enhanced Investment Technologies, LLC for the Russell U.S. Quantitative Equity Fund:

INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

36-08-224 and 00064350

RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Funds of Funds

February 29, 2008

As Supplemented December 15, 2008

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate prospectuses.

This Statement of Additional Information (“Statement”) is not a Prospectus; this Statement should be read in conjunction with the Funds of Funds’ Prospectuses, which may be obtained without charge by telephoning or writing RIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference the Funds of Funds’ Annual Reports to Shareholders for the year ended October 31, 2007. Copies of the Funds of Funds’ Annual Reports accompany this Statement. This Statement also incorporates by reference the Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2007. Copies of the Underlying Funds’ Annual Reports are available free of charge by calling Russell Investment Services at the above number.

This Statement describes:

1.	the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (collectively, the “LifePoints Target Portfolio Funds”);
2.	the 2010 Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds (collectively, the “LifePoints Target Date Funds”);
3.	the 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares, and 2027 Extended Distribution Fund – S Shares (collectively, the “LifePoints Target Distribution Strategies Funds”); and
4.	the Russell Tax-Managed Global Equity Fund (together with the LifePoints Target Portfolio Funds, the LifePoints Target Date Funds and the LifePoints Target Distribution Strategies Funds, the “Funds of Funds”).

Each of the Funds of Funds invests in different combinations of other funds (the “Underlying Funds”), which invest in different combinations of stocks, bonds and cash equivalents.

FUND	INCEPTION DATE	PROSPECTUS DATE
Equity Growth Strategy**	September 30, 1997	February 29, 2008#
Growth Strategy***	September 16, 1997	February 29, 2008#
Balanced Strategy	September 16, 1997	February 29, 2008#
Moderate Strategy	October 2, 1997	February 29, 2008#
Conservative Strategy	November 7, 1997	February 29, 2008#
Russell Tax-Managed Global Equity[1]	February 1, 2000	February 29, 2008#
2010 Strategy Fund	January 1, 2005	February 29, 2008#
2015 Strategy Fund	March 31, 2008	March 24, 2008#
2020 Strategy Fund	January 1, 2005	February 29, 2008#
2025 Strategy Fund	March 31, 2008	March 24, 2008#
2030 Strategy Fund	January 1, 2005	February 29, 2008#
2035 Strategy Fund	March 31, 2008	March 24, 2008#
2040 Strategy Fund	January 1, 2005	February 29, 2008#
2045 Strategy Fund	March 31, 2008	March 24, 2008#
2050 Strategy Fund	March 31, 2008	March 24, 2008#
In Retirement Fund	March 31, 2008	March 24, 2008#

2017 Retirement Distribution Fund – A Shares	December 31, 2007	November 21, 2007##
2017 Accelerated Distribution Fund – A Shares	December 31, 2007	November 21, 2007##
2027 Extended Distribution Fund – A Shares	December 31, 2007	November 21, 2007##
2017 Retirement Distribution Fund – S Shares	December 31, 2007	November 21, 2007##
2017 Accelerated Distribution Fund – S Shares	December 31, 2007	November 21, 2007##
2027 Extended Distribution Fund – S Shares	December 31, 2007	November 21, 2007##

#	As supplemented through October 1, 2008 and December 15, 2008.
##	As supplemented through November 20, 2008 and December 15, 2008.
*	On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company.
**	On July 1, 2006, the Equity Aggressive Strategy Fund changed its name to the Equity Growth Strategy Fund.
***	On July 1, 2006, the Aggressive Strategy Fund changed its name to the Growth Strategy Fund.
[1]	On September 2, 2008, the Tax-Managed Global Equity Fund was renamed the Russell Tax-Managed Global Equity Fund.

The Underlying Funds in which the Funds of Funds currently invest commenced operations on the dates indicated below:

FUND	INCEPTION DATE
Russell Global Equity Fund[1]	February 28, 2007
Russell Short Duration Bond Fund[2]	October 30, 1981
Russell Real Estate Securities Fund[3]	July 28, 1989
Russell Emerging Markets Fund[4]	January 29, 1993
Russell Tax-Managed U.S. Large Cap Fund[5]	October 7, 1996
Russell Tax-Managed U.S. Mid & Small Cap Fund[6]	December 1, 1999
Russell U.S. Core Equity Fund[7]	October 15, 1981
Russell U.S. Quantitative Equity Fund[8]	December 28, 1981
Russell U.S. Small & Mid Cap Fund[9]	May 29, 1987
Russell International Developed Markets Fund[10]	January 31, 1983
Russell Strategic Bond Fund[11]	January 29, 1993
Russell Money Market Fund[12]	October 15, 1981

[1]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[2]	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund. On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[3]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund.
[4]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[5]	On September 2, 2008, the Tax-Managed Large Cap Fund was renamed the Russell Tax-Managed U.S. Large Cap Fund.
[6]	On September 2, 2008, the Tax-Managed Mid & Small Cap Fund was renamed the Russell Tax-Managed U.S. Mid & Small Cap Fund.
[7]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[8]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund.
[9]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund.
[10]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[11]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[12]	On September 2, 2008, the Money Market Fund was renamed the Russell Money Market Fund.

Each of the Funds of Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds of Funds.

Fund	Class A	Class C	Class E	Class R1	Class R2	Class R3	Class S
Equity Growth Strategy	X	X	X	X	X	X*	X
Growth Strategy	X	X	X	X	X	X*	X
Balanced Strategy	X	X	X	X	X	X*	X
Moderate Strategy	X	X	X	X	X	X*	X
Conservative Strategy	X	X	X	X	X	X*	X
Russell Tax-Managed Global Equity		X	X				X
2010 Strategy Fund	X**		X	X	X	X*	X
2015 Strategy Fund				X	X	X
2020 Strategy Fund	X**		X	X	X	X*	X
2025 Strategy Fund				X	X	X
2030 Strategy Fund	X**		X	X	X	X*	X
2035 Strategy Fund				X	X	X
2040 Strategy Fund	X**		X	X	X	X*	X
2045 Strategy Fund				X	X	X
2050 Strategy Fund				X	X	X
In Retirement Fund				X	X	X
2017 Retirement Distribution Fund – A Shares	X
2017 Accelerated Distribution Fund – A Shares	X
2027 Extended Distribution Fund – A Shares	X
2017 Retirement Distribution Fund – S Shares							X
2017 Accelerated Distribution Fund – S Shares							X

2027 Extended Distribution Fund – S Shares	X

* Effective March 1, 2006 Class D Shares of these Funds were re-designated Class R3 Shares.

** Class A Shares of these Funds are not currently available to new shareholders and may only be purchased by existing shareholders.

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, (the “Master Trust Agreement”) and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds of Funds is a nondiversified investment company for purposes of the Investment Company act of 1940 as amended (the “1940 Act”) because they invest in the securities of a limited number of issuers (i.e. the Underlying Funds). Each of the Underlying Funds in which the Funds invest is a diversified investment company, except the Russell Real Estate Securities Fund. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Except as set forth below, Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. The following funds have the following par values:

—	Shares of the 2017 Retirement Distribution Fund — A Shares have a par value of $0.0109 per share.
—	Shares of the 2017 Accelerated Distribution Fund — A Shares have a par value of $0.0107 per share.
—	Shares of the 2027 Extended Distribution Fund — A Shares have a par value of $0.0109 per share.
—	Shares of the 2017 Retirement Distribution Fund — S Shares have a par value of $0.0112 per share.
—	Shares of the 2017 Accelerated Distribution Fund — S Shares have a par value of $0.0106 per share.
—	Shares of the 2027 Extended Distribution Fund — S Shares have a par value of $0.0108 per share.

Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). The Class C, Class E, Class R2 and Class R3 Shares are subject to a shareholder services fee of 0.25%. In addition, Class R3 Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%) and the Class C Shares are subject to a 0.75% Rule 12b-1 fee. The Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds of Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund of Funds may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund of Funds and that every written agreement, obligation or other undertaking of the Funds of Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund of Funds and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund of Funds itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

At January 31, 2008, the following shareholders owned 5% or more of any Class of any Fund of Funds’ Shares:

2010 Strategy Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 31.63%, Record.

THE NORTHWESTERN MUTUAL LIFE INS CO, 720 E WISCONSIN AVE, ATTN: NANCE SARVER, MILWAUKEE WI 53202-4703, 24.38%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 23.58%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.58%, Record.

2010 Strategy Fund - Class E--CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 83.13%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 13.98%, Record.

2010 Strategy Fund - Class R1--TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 43.50%, Record. CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 26.01%, Record.

NABANK & CO, PO BOX 2180, TULSA OK 74101-2180, 19.44%, Record.

2010 Strategy Fund - Class R2--AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 45.75%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 24.41%, Record.

AST CAPITAL TRUST COMPNY CUST, FBO PLUMBERS & STEAMFITTERS LOCAL, 434 & MCA SUPPLEMENTAL 401K RET, PO BOX 52129, PHOENIX AZ 85072-2129, 11.61%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.94%, Record.

2010 Strategy Fund - Class R3--GREAT-WEST LIFE & ANNUITY, INSURANCE COMPANY, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111-5002, 30.35%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 27.79%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 14.70%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.38%, Record.

2010 Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST,

NEW YORK NY 10281-1003, 71.74%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 25.79%, Record.

2020 Strategy Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 20.39%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 14.86%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 8.43%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 6.49%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.09%, Record.

2020 Strategy Fund - Class E--CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 82.02%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 12.84%, Record.

2020 Strategy Fund - Class R1--COMMERCE TRUST COMPANY TTEE, CUST FBO VARIOUS RETIREMENT PLANS, 801 PENNSYLVANIA AVE, KANSAS CITY MO 33.29%, Record.

NABANK & CO, PO BOX 2180, TULSA OK 74101-2180, 22.26%, Record.

MARSHALL & ILSLEY TRUST COMPANY NA, FBO VARIOUS RETIREMENT PLANS, 801 PENNSYLVANIA AVE, KANSAS CITY MO 16.01%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 15.74%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 9.27%, Record.

2020 Strategy Fund - Class R2--AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 31.21%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 24.54%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 16.82%, Record.

TAYNIK & CO, C/O STATE STREET BANK & TRUST CO, 200 CLARENDON ST FCG 124, BOSTON MA 02116-5021, 15.69%, Record.

AST CAPITAL TRUST COMPNY CUST, FBO PLUMBERS & STEAMFITTERS LOCAL, 434 & MCA SUPPLEMENTAL 401K RET, PO BOX 52129, PHOENIX AZ 85072-2129, 6.15%, Record.

2020 Strategy Fund - Class R3--ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 35.60%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 17.78%, Record.

GREAT-WEST LIFE & ANNUITY, INSURANCE COMPANY, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111-5002, 16.84%, Record.

PATTERSON & CO, FBO MASCOMA SAVINGS BANK 401K, PSP 1055010895, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28288- 5.31%, Record.

2020 Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 64.92%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 26.84%, Record.

2030 Strategy Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 32.00%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.85%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.17%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.07%, Record.

2030 Strategy Fund - Class E--CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN

FRANCISCO, CA, 94104-4122, 75.58%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 22.40%, Record.

2030 Strategy Fund - Class R1--NABANK & CO, PO BOX 2180, TULSA OK 74101-2180, 37.40%, Record. TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 18.94%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 17.10%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 9.77%, Record. GPC SECURITIES, INC. (FKA AMVESCAP), 7.31%, Record.

2030 Strategy Fund - Class R2--TAYNIK & CO, C/O STATE STREET BANK & TRUST CO, 200 CLARENDON ST FCG 124, BOSTON MA 02116-5021, 28.59%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 28.57%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 21.13%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 12.42%, Record.

AST CAPITAL TRUST COMPNY CUST, FBO PLUMBERS & STEAMFITTERS LOCAL, 434 & MCA SUPPLEMENTAL 401K RET, PO BOX 52129, PHOENIX AZ 85072-2129, 6.64%, Record.

2030 Strategy Fund - Class R3--ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 31.36%, Record.

GREAT-WEST LIFE & ANNUITY, INSURANCE COMPANY, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111-5002, 27.03%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 15.95%, Record.

2030 Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 47.85%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 37.15%, Record.

COUNSEL TRUST, FBO LIPMAN HEARNE INC SAVINGS PLAN, & TRUST, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222- 5.58%, Record.

2040 Strategy Fund - Class A--THE NORTHWESTERN MUTUAL LIFE INS CO, 720 E WISCONSIN AVE, ATTN: NANCE SARVER, MILWAUKEE WI 53202-4703, 24.36%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 11.43%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 8.49%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 8.05%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.51%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.44%, Record.

2040 Strategy Fund - Class E--CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 71.49%, Record.

ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 26.26%, Record.

2040 Strategy Fund - Class R1--NABANK & CO, PO BOX 2180, TULSA OK 74101-2180, 36.91%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 17.34%, Record.

GPC SECURITIES, INC. (FKA AMVESCAP), 14.48%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.93%, Record.

GPC SECURITIES, INC. (FKA AMVESCAP), 7.26%, Record.

2040 Strategy Fund - Class R2--TAYNIK & CO, C/O STATE STREET BANK & TRUST CO, 200 CLARENDON ST FCG

124, BOSTON MA 02116-5021, 37.60%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 23.90%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 15.74%, Record.

AST CAPITAL TRUST COMPNY CUST, FBO PLUMBERS & STEAMFITTERS LOCAL, 434 & MCA SUPPLEMENTAL 401K RET, PO BOX 52129, PHOENIX AZ 85072-2129, 12.30%, Record.

RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 5.40%, Record.

2040 Strategy Fund - Class R3--ORCHARD TRUST COMPANY LLC, FBO EMPLOYEE BENEFIT CLIENTS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 25.84%, Record.

GREAT-WEST LIFE & ANNUITY, INSURANCE COMPANY, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111-5002, 23.48%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 19.77%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 13.15%, Record.

FIRST UNION NATIONAL BANK, MUTUAL FUNDS BLDG -3C4; TRUST OPS NC-1151, 1525 WEST WT HARRIS BLVD., CHARLOTTE, NC, 5.39%, Record.

2040 Strategy Fund - Class S--CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 52.03%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39.09%, Record.

Balanced Strategy Fund - Class E--JOHN HANCOCK LIFE INSURANCE, COMPANY USA, RPS SEG FUNDS & ACTG ET7, 601 CONGRESS ST, BOSTON MA 02210-2804, 26.37%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 22.89%, Record. NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 17.50%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 16.01%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.43%, Record.

Balanced Strategy Fund - Class R1--WILMINGTON TRUST COMPANY, 36.14%, Record.

COUNSEL TRUST FBO, GILMORE & BELL PC 401K PSP & TRUST, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 17.33%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 14.13%, Record.

COUNSEL TRUST CO FBO, WILMINGTON HEALTH ASSOC, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 13.17%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.87%, Record.

Balanced Strategy Fund - Class R2--AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 46.28%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 14.14%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 9.64%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON DEFERRED PS, PO BOX 60520, LOS ANGELES CA 90060-0520, 8.25%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON 401K, PO BOX 60520, LOS ANGELES CA 90060-0520, 5.74%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.18%, Record.

Balanced Strategy Fund - Class R3--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN,

CT, 06457-4063, 65.69%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 17.93%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 7.97%, Record.

Balanced Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35.51%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 17.52%, Record.

Conservative Strategy Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 10.64%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.75%, Record.

Conservative Strategy Fund - Class C--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.48%, Record.

Conservative Strategy Fund - Class E--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 30.46%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.69%, Record.

JOHN HANCOCK LIFE INSURANCE, COMPANY USA, RPS SEG FUNDS & ACTG ET7, 601 CONGRESS ST, BOSTON MA 02210-2804, 15.55%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 9.24%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.37%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.02%, Record.

Conservative Strategy Fund - Class R1--MG TRUST COMPANY CUST FBO, ILLINOIS AUTO ELECTRIC CO, 700 17TH ST STE 300, DENVER CO 80202-3531, 42.63%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.25%, Record.

COUNSEL TRUST CO FBO, WILMINGTON HEALTH ASSOC, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 15.63%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 13.82%, Record.

Conservative Strategy Fund - Class R2--AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 33.89%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 25.98%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON 401K, PO BOX 60520, LOS ANGELES CA 90060-0520, 8.07%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON DEFERRED PS, PO BOX 60520, LOS ANGELES CA 90060-0520, 7.85%, Record.

AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 7.01%, Record.

CITY NATIONAL BANK, FBO STEPTOE & JOHNSON PSP CLASS O, PO BOX 60520, LOS ANGELES CA 90060-0520, 5.25%, Record.

Conservative Strategy Fund - Class R3--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 67.79%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 20.46%, Record.

Conservative Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT

OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 40.04%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 12.09%, Record.

Equity Growth Strategy Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 20.05%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 19.90%, Record.

JOHN HANCOCK LIFE INSURANCE, COMPANY USA, RPS SEG FUNDS & ACTG ET7, 601 CONGRESS ST, BOSTON MA 02210-2804, 19.69%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 19.58%, Record. PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.63%, Record.

Equity Growth Strategy Fund - Class R1--TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 21.85%, Record.

MG TRUST COMPANY CUST FBO, ILLINOIS AUTO ELECTRIC CO, 700 17TH ST STE 300, DENVER CO 80202-3531, 20.35%, Record.

GPC SECURITIES, INC. (FKA AMVESCAP), 16.11%, Record. COUNSEL TRUST CO FBO, WILMINGTON HEALTH ASSOC, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 15.13%, Record.

GPC SECURITIES, INC. (FKA AMVESCAP), 7.64%, Record. NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.35%, Record.

MG TRUST COMPANY CUST, FBO AMERLINK LTD ESOP AND 401K PLAN, 700 17TH ST STE 300, DENVER CO 80202-3531, 5.92%, Record.

Equity Growth Strategy Fund - Class R2--CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON DEFERRED PS, PO BOX 60520, LOS ANGELES CA 90060-0520, 30.90%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 20.70%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON 401K, PO BOX 60520, LOS ANGELES CA 90060-0520, 15.87%, Record.

CITY NATIONAL BANK, FBO STEPTOE & JOHNSON PSP CLASS O, PO BOX 60520, LOS ANGELES CA 90060-0520, 14.61%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.41%, Record.

Equity Growth Strategy Fund - Class R3--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 66.46%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 14.14%, Record. NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.24%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 5.89%, Record.

Equity Growth Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.72%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 14.09%, Record. WELLS FARGO BANK N.A., 5.16%, Record.

Growth Strategy Fund - Class E--JOHN HANCOCK LIFE INSURANCE, COMPANY USA, RPS SEG FUNDS & ACTG ET7, 601 CONGRESS ST, BOSTON MA 02210-2804, 27.69%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 22.97%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 16.87%,

Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.62%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.13%, Record.

Growth Strategy Fund - Class R1--WILMINGTON TRUST COMPANY, 30.95%, Record.

MG TRUST COMPANY CUST FBO, ILLINOIS AUTO ELECTRIC CO, 700 17TH ST STE 300, DENVER CO 80202-3531, 16.15%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.63%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 10.62%, Record. COUNSEL TRUST CO FBO, WILMINGTON HEALTH ASSOC, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 7.10%, Record. COUNSEL TRUST FBO, GILMORE & BELL PC 401K PSP & TRUST, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 6.67%, Record.

Growth Strategy Fund - Class R2--AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 33.20%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON 401K, PO BOX 60520, LOS ANGELES CA 90060-0520, 12.65%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 10.87%, Record.

CITY NATIONAL BANK CUST, FBO STEPTOE & JOHNSON DEFERRED PS, PO BOX 60520, LOS ANGELES CA 90060-0520, 9.80%, Record.

CITY NATIONAL BANK, FBO STEPTOE & JOHNSON PSP CLASS O, PO BOX 60520, LOS ANGELES CA 90060-0520, 9.63%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.58%, Record.

Growth Strategy Fund - Class R3--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 68.46%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 17.52%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 6.66%, Record.

Growth Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 37.86%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 17.11%, Record.

Moderate Strategy Fund - Class C--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.70%, Record.

Moderate Strategy Fund - Class E--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 30.05%, Record.

JOHN HANCOCK LIFE INSURANCE, COMPANY USA, RPS SEG FUNDS & ACTG ET7, 601 CONGRESS ST, BOSTON MA 02210-2804, 18.36%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 16.65%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.86%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.82%, Record.

Moderate Strategy Fund - Class R1--MG TRUST COMPANY CUST FBO, ILLINOIS AUTO ELECTRIC CO, 700 17TH ST STE 300, DENVER CO 80202-3531, 25.71%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.27%, Record.

COUNSEL TRUST CO FBO, WILMINGTON HEALTH ASSOC, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 19.30%, Record.

TRUST LYNX & CO #0078A, PO BOX 173736, DENVER CO 80217-3736, 16.59%, Record. COUNSEL TRUST DBA MATC, FBO WASHINGTON COUNTY MENTAL, HEALTH SERVICES INC 403B PLAN, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228, 11.62%, Record.

Moderate Strategy Fund - Class R2--AUL AMERICAN UNIT, INVESTMENT TRUST, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 45.46%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 20.66%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 13.63%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.03%, Record.

Moderate Strategy Fund - Class R3--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 69.24%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 18.86%, Record.

AUL GROUP RETIREMENT ANNUITY, SEPARATE ACCOUNT II, PO BOX 1995, INDIANAPOLIS IN 46206-9102, 5.60%, Record.

Moderate Strategy Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.79%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 11.33%, Record.

Russell Tax-Managed Global Equity Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 25.38%, Record.

MERRILL LYNCH PF & S INC., 4800 DEAR LAKE DR E, JACKSONVILLE, FL, 32246, 13.10%, Record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 9.06%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.02%, Record.

2017 Retirement Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Retirement Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Accelerated Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Accelerated Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2027 Extended Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2027 Extended Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO

BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

At January 31, 2008, the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds had no shareholders.

At January 31, 2008, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.

Conservative Strategy Fund--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 27.08%, Record.

2017 Retirement Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Retirement Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Accelerated Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2017 Accelerated Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2027 Extended Distribution Fund - A Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

2027 Extended Distribution Fund - S Shares--RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 100.00%, Record.

At January 31, 2008, The 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds had no shareholders.

For information in this regard with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds of Funds, including reviewing and approving the Funds of Funds’ contracts with Russell Investment Management Company (“RIMCo”), the Funds of Funds’ adviser, and the money managers for the Underlying Funds. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are five Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The trustees and officers of the Funds of Funds also serve in similar positions with the Underlying Funds. Thus, if the interests of one of the Funds of Funds and the Underlying Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds of Funds’ accounting and financial reporting policies and practices and their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds of Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds of Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds of Funds’ records and the safekeeping arrangements of RIC’s custodian, reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, and Ms. Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2007, the Audit Committee held five meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds of Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2007, the Nominating and Governance Committee held one meeting.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds of Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Ms. Julie W. Weston and Messrs. Thaddas L. Alston, Jack R. Thompson and Greg J. Stark. For the fiscal year ending October 31, 2007, the Investment Committee held four meetings.

RIC paid $962,161 in the aggregate for the fiscal year ended October 31, 2007 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEE
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	49	None

# Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	49	• Director, Avista Corp (electric utilities) • Trustee, Principal Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of the Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	49	None

Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	49	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	49	• Director, Sparx Asia Funds (investment company) • Director, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	Retired	49	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	49	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	49	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	49	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	49	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	49	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• • • • •	Chief Compliance Officer, RIC Chief Compliance Officer, RIF Chief Compliance Officer, RIMCo Chief Compliance Officer, RFSC April 2002-May 2005, Manager, Global Regulatory Policy
Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees	• • • • • • •

President and CEO, RIC and RIF

Chairman of the Board, President and CEO, RIMCo

Chairman of the Board, President and CEO, Russell Financial Services, Inc.

Chairman of the Board, President and CEO, RFSC

Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

Until 2004, Managing Director of Individual Investor Services, FRC

2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• • •	Treasurer, Chief Accounting Officer and CFO, RIC and RIF Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc. Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• •	Chief Investment Officer, RIC, RIF 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• • •	Associate General Counsel and Assistant Secretary, FRC and RIA Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. Secretary and Chief Legal Counsel, RIC and RIF

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007

INTERESTED TRUSTEES	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
Michael J. Phillips*	$ 0	$ 0	$ 0	$ 0
Greg J. Stark**	$ 0	$ 0	$ 0	$ 0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$ 96,387	$ 0	$ 0	$ 100,000
Kristianne Blake	$ 149,879	$ 0	$ 0	$ 155,500
Daniel P. Connealy	$ 97,367	$ 0	$ 0	$ 101,000
Jonathan Fine	$ 96,386	$ 0	$ 0	$ 100,000
Raymond P. Tennison, Jr.	$ 103,137	$ 0	$ 0	$ 107,000
Jack R. Thompson	$ 96,391	$ 0	$ 0	$ 100,000
Julie W. Weston	$ 108,919	$ 0	$ 0	$ 113,000
TRUSTEES EMERITUS
George F. Russell, Jr.	$ 0	$ 0	$ 0	$ 0
Paul E. Anderson#	$ 53,312	$ 0	$ 0	$ 55,333
Paul Anton, Ph.D.##	$ 40,096	$ 0	$ 0	$ 41,600
William E. Baxter	$ 40,096	$ 0	$ 0	$ 41,600
Lee C. Gingrich	$ 40,096	$ 0	$ 0	$ 41,600
Eleanor W. Palmer	$ 40,096	$ 0	$ 0	$ 41,600
*	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees.
**	Mr. Stark was elected to the RIC Board of Trustees effective October 4, 2007.
#	Mr. Paul Anderson was elected Trustee Emeritus effective January 1, 2007.
##	Effective December 31, 2007, Dr. Anton’s term as Trustee Emeritus expired.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2007

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
Greg J. Stark	None	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	None	Over $100,000
Kristianne Blake	None	None	Over $100,000
Daniel P. Connealy	None	None	Over $100,000
Jonathan Fine	Growth Strategy Fund Balanced Strategy Fund	$10,001-$50,000 $10,001-$50,000	Over $100,000
Raymond P. Tennison, Jr.	None	None	Over $100,000
Jack R. Thompson	Equity Growth Strategy Fund	$10,001-$50,000	Over $100,000

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
Julie W. Weston	Growth Strategy Fund	$10,001-$50,000	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson	Balanced Strategy Fund	Over $100,000	Over $100,000
Paul Anton, Ph.D.*	Growth Strategy Fund	$10,001-$50,000	Over $100,000
William E. Baxter	None	None	$1,000-$10,000
Lee C. Gingrich	None	None	Over $100,000
Eleanor W. Palmer	None	None	None
*	Effective December 31, 2007, Dr. Anton’s term as Trustee Emeritus expired.

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser	Russell Investment Management Company

Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company

Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

Distributor	Russell Financial Services, Inc. (formerly Russell Fund Distributors, Inc.)

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services, to RIC and RIMCo as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services.

FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER AND ADMINISTRATOR. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds of Funds and Underlying Funds, including developing the investment program for each Fund of Funds and Underlying Fund. RFSC, with the assistance of RIMCO and FRC, provides the Funds of Funds with office space, equipment and the personnel necessary to operate and administer the Funds of Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Until January 1, 2008, the Funds and Underlying Funds paid RIMCo a fee for advisory and administrative services. Beginning on January 1, 2008, the Funds and Underlying Funds began paying an advisory fee to RIMCo and an administrative fee to RFSC. There was no change in the services provided to the Funds and Underlying Funds or in aggregate fees paid by the Funds and Underlying Funds for advisory and administrative services.

Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund of Funds among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund of Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits.

Except for the Russell Money Market Fund, RIMCo allocates most of each Underlying Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees the money managers and evaluates the performance results. All assets of the Funds of Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Each of the Funds of Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds of Funds.

The following Funds of Funds paid RIMCo the listed advisory fees (gross of reimbursement and/or waivers) for the fiscal years ended October 31, 2007, 2006 and 2005, respectively.

Funds of Funds	10/31/07	10/31/06	10/31/05
Equity Growth Strategy Fund	$3,873,625	$2,570,710	$1,782,046
Growth Strategy Fund	7,736,970	5,560,142	3,878,803
Balanced Strategy Fund	10,861,232	8,243,881	5,990,833
Moderate Strategy Fund	2,343,359	1,968,798	1,586,442
Conservative Strategy Fund	924,676	910,001	1,002,696
Russell Tax-Managed Global Equity Fund	175,560	132,719	107,422
2010 Strategy Fund	40,402	12,752	5,640
2015 Strategy Fund	N/A	N/A	N/A
2020 Strategy Fund	113,514	22,364	5,834
2025 Strategy Fund	N/A	N/A	N/A
2030 Strategy Fund	80,179	19,779	5,556
2035 Strategy Fund	N/A	N/A	N/A
2040 Strategy Fund	57,198	17,580	5,677
2045 Strategy Fund	N/A	N/A	N/A
2050 Strategy Fund	N/A	N/A	N/A
In Retirement Fund	N/A	N/A	N/A
2017 Retirement Distribution Fund – A Shares	N/A	N/A	N/A
2017 Accelerated Distribution Fund – A Shares	N/A	N/A	N/A
2027 Extended Distribution Fund – A Shares	N/A	N/A	N/A
2017 Retirement Distribution Fund – S Shares	N/A	N/A	N/A
2017 Accelerated Distribution Fund – S Shares	N/A	N/A	N/A
2027 Extended Distribution Fund – S Shares	N/A	N/A	N/A

No shares of the LifePoints Target Distribution Strategies Funds, or the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds were issued during the fiscal years ended October 31, 2007, 2006 or 2005, and therefore, these Funds did not pay RIMCo any advisory fees for those fiscal years.

The following paragraphs list the current waivers for the Funds of Funds and those that were in effect during the last three fiscal years.

Current Waivers:

Russell Tax-Managed Global Equity Fund

Beginning October 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2010, 0.07% of its transfer agency fees for all Classes of the Russell Tax-Managed Global Equity Fund. After giving effect to the transfer agency fee waiver, at least until February 28, 2009, the Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.10% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. Direct and indirect fund-level operating expenses do not include Rule 12b-1 distribution fees, shareholder servicing fees or extraordinary expenses.

Target Portfolio Series Funds

Effective October 1, 2008, the LifePoints Target Portfolio Series Funds direct and indirect fund-level operating expenses are capped as set forth below. Direct and indirect fund-level operating expenses do not include Rule 12b-1 distribution fees, shareholder servicing fees or extraordinary expenses. If these arrangements are discontinued, Fund of Funds’ expenses may increase. These caps may not be terminated during the relevant period except at the Board’s discretion.

At least until February 28, 2009, the Conservative Strategy Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 0.84% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Moderate Strategy Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 0.95% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Balanced Strategy Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.02% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Growth Strategy Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.09% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Equity Growth Strategy Fund’s annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.16% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

Target Distribution Strategies Funds

Effective October 1, 2008, the LifePoints Target Distribution Strategies Funds direct and indirect fund-level operating expenses are capped as set forth below. Direct and indirect fund-level operating expenses do not include extraordinary expenses. If these arrangements are discontinued, Fund of Funds’ expenses may increase. These caps may not be terminated during the relevant period except at the Board’s discretion.

At least until February 28, 2009, the 2017 Retirement Distribution Fund – A Shares’ annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2017 Accelerated Distribution Fund – A Shares’ annual direct and indirect fund operating expenses are capped at the greater of (a) 1.24% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2027 Extended Distribution Fund – A Shares’ annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.28% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2017 Retirement Distribution Fund – S Shares ‘ annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the 2017 Accelerated Distribution Fund – S Shares’ annual direct and indirect fund operating expenses are capped at the greater of (a) 0.96% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the 2027 Extended Distribution Fund – S Shares’ annual direct and indirect fund-level operating expenses are capped at the greater of (a) 1.00% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

Target Date Series Funds

RIMCo and RFSC, have agreed to waive and/or reimburse the Funds for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds and extraordinary expenses until February 28, 2009 for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy funds and until May 1, 2009 for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion

Past Waivers:

Since inception, the LifePoints Target Distribution Funds direct and indirect fund-level operating expenses were capped as set forth below. Direct and indirect fund-level operating expenses did not include non-recurring expenses or extraordinary expenses.

At least until September 30, 2008, the 2017 Retirement Distribution Fund – A Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.33% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until September 30, 2008, the 2017 Accelerated Distribution Fund – A Shares’ annual direct and indirect fund operating expenses were capped at the greater of (a) 1.24% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until September 30, 2008, the 2027 Extended Distribution Fund – A Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.28% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until September 30, 2008, the 2017 Retirement Distribution Fund – S Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.15% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until September 30, 2008, the 2017 Accelerated Distribution Fund – S Shares’ annual direct and indirect fund operating expenses were capped at the greater of (a) 0.96% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until September 30, 2008, the 2027 Extended Distribution Fund – S Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.00% of the Fund of Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the LifePoints Target Portfolio Funds and the 2010 Strategy, 2020 Strategy, 2030 Strategy, 2040 Strategy and Russell Tax-Managed Global Equity Funds, RIMCo has waived and/or reimbursed its advisory fees since each of these Funds’ inception through February 29, 2008. From November 2000 through June 30, 2005, certain direct operating expenses for each of the these Funds were borne by the Underlying Funds in accordance with the Funds’ Special Servicing Agreements or by RIMCo. From July 1, 2005 through December 31, 2007, RIMCo, as transfer agent, agreed to waive its transfer agency fees and to reimburse each of these Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses. From January 1, 2008 to September 30, 2008, RFSC, as transfer agent, waived its transfer agency fees and reimburseed each of these Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

For the fiscal years ended October 31, 2007, 2006 and 2005, respectively, RIMCo waived and/or reimbursed fees in the following amounts for the LifePoints Target Portfolio Funds and the Russell Tax-Managed Global Equity Fund: Equity Growth Strategy Fund: $3,873,625, $2,570,710 and $2,490,850; Growth Strategy Fund: $7,736,970, $5,560,142 and $5,403,573; Balanced Strategy Fund: $10,861,232, $8,243,881 and $8,346,093; Moderate Strategy Fund: $2,343,359, $1,968,798 and $2,071,391; Conservative Strategy Fund: $924,676, $ 910,001 and $1,303,936; and Russell Tax-Managed Global Equity Fund: $175,560, $ 132,719 and $166,870. For the fiscal year ended October 31, 2007, 2006 and 2005, respectively, RIMCo waived fees for the following LifePoints Target Date Funds in the following amounts: 2010 Strategy Fund: $40,402, $ 12,752 and $58,220; 2020 Strategy Fund: $113,514, $ 22,364 and $59,387; 2030 Strategy Fund: $80,179, $19,779 and $59,085; and 2040 Strategy Fund: $57,198, $ 17,580 and $59,173.

The following fee waivers, reimbursements and expense caps applied to the LifePoints Target Portfolio Funds, LifePoints Target Date Funds and the Russell Tax-Managed Global Equity Fund. Direct and indirect fund-level operating expenses did not include Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses or extraordinary expenses.

Since inception, for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds, RIMCo contractually agreed to waive, through September 30, 2008, its 0.20% advisory fee.

Since inception, for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds, RIMCo contractually agreed to waive, through May 1, 2009, its 0.20% advisory fee.

From January 1, 2008 through September 30, 2008, for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds, RFSC, as transfer agent agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

Since inception through September 30, 2008, for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds, RFSC, as transfer agent agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

From February 29, 2008 through September 30, 2008, the Conservative Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 0.84% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

From February 29, 2008 through September 30, 2008, the Moderate Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 0.95% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

From February 29, 2008 through September 30, 2008, the Balanced Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.02% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

From February 29, 2008 through September 30, 2008, the Growth Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.09% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

From February 29, 2008 through September 30, 2008, the Equity Growth Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.16% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

From February 29, 2008 through September 30, 2008, the Russell Tax-Managed Global Equity Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.10% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

Each of the Funds of Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. The Underlying Funds in which the Funds of Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2007, 2006, and 2005, respectively:

Underlying Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2007	2006	2005	2007	2006	2005

Russell Global Equity*	$6,154,145	N/A	N/A	0.95%	N/A	N/A
Russell Real Estate Securities	17,374,753	$14,117,404	$11,429,600	0.80%	0.80%	0.80%
Russell Tax-Managed U.S. Large Cap	3,820,905	3,164,647	2,776,806	0.70%	0.70%	0.70%
Russell Tax-Managed U.S. Mid & Small Cap	2,432,046	1,905,548	1,483,682	0.98%	0.98%	0.98%
Russell Emerging Markets	16,650,986	11,961,392	8,499,025	1.15%	1.15%	1.15%
Russell Short Duration Bond	3,241,444	5,172,197	5,437,276	0.45%	0.45%	0.45%
Russell U.S. Core Equity	9,877,300	7,838,325	5,567,594	0.55%	0.55%	0.55%
Russell U.S. Small & Mid Cap	4,353,337	4,546,511	6,114,869	0.70%	0.70%	0.70%
Russell U.S. Quantitative Equity	9,533,647	8,472,726	7,881,044	0.55%	0.55%	0.55%

Russell International Developed Markets	14,266,417	12,724,054	11,426,606	0.70%	0.70%	0.70%
Russell Strategic Bond	5,816,173	3,607,880	2,670,565	0.50%	0.50%	0.50%
Russell Money Market	10,565,141	7,373,062	5,919,767	0.20%	0.20%	0.20%

    * The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo and RFSC have contractually agreed to waive all or a portion of their advisory and administrative fees for certain Underlying Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years for the Underlying Funds.

Current Underlying Fund Waivers:

Beginning January 1, 2008, for the Russell Money Market Fund, RIMCo has contractually agreed to waive, at least through February 28, 2010, 0.15% of its advisory fee.

Beginning September 1, 2008, for the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least through February 28, 2009 up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Beginning September 1, 2008, for the Russell Short Duration Bond Fund, RIMCo has contractually agreed to waive at least through February 28, 2009, up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Beginning September 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees for the Class S Shares of certain RIC Underlying Funds as set forth below.

Fund and Class	Amount Waived
Russell Tax-Managed U.S. Mid & Small Cap – Class S	0.03%
Russell Tax-Managed U.S. Large Cap – Class S	0.08%

Past Underlying Fund Waivers:

Until September 30, 2008, for the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets and Russell Strategic Bond Funds, RFSC waived 0.02% of its 0.05% administrative fee.

From January 1, 2008 through August 31, 2008, for the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

From January 1, 2008 through August 31, 2008, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Russell Money Market Fund, RIMCo contractually agreed to waive through December 31, 2007, 0.15% of its 0.25% combined advisory and administrative fee. RIMCo waived fees in the amounts of $4,424,757, $5,529,795 and $7,923,640 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $2,974,952, $3,686,532 and $5,282,785 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $187,394, $178,899 and $134,550 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. There was no reimbursement for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $1,371,986, $1,823,871 and $2,425,797 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

Effective March 1, 2007, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers for the fiscal year ended October 31, 2007. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $3,601,605 for the fiscal year ended October 31, 2007.

For the Class Y Shares of each of Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets and Russell Strategic Bond Funds, RIMCo contractually agreed to waive through February 28, 2006, up to the full amount of its transfer agency fees to the extent that those fees affected “Other Expenses” of Class Y Shares of one of those Funds by one basis point or more. For the fiscal years ended October 31, 2005 and 2006, respectively, RIMCo did not waive any portion of its transfer agency fees for any of those Funds.

Effective September 15, 2004, for the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets and Russell Strategic Bond Funds, RIMCo contractually agreed to waive through December 31, 2007, 0.02% of its 0.05% administrative fee. For the fiscal years ended October 31, 2005, 2006 and 2007 RIMCo waived administrative fees in the amounts of $202,458, $285,030 and $359,174 for the Russell U.S. Core Equity Fund, $174,710, $129,900 and $124,381 for the Russell U.S. Small & Mid Cap Fund, $286,583, $308,099 and $346,678 for the Russell U.S. Quantitative Equity Fund, $326,474, $363,544 and $407,612 for the Russell International Developed Markets Fund and $106,823, $144,315 and $232,647 for the Russell Strategic Bond Fund, respectively.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo with respect to the Underlying Funds:

Underlying Fund	$Amount Paid			Annual rate (as a % of average daily net assets)

	2007	2006	2005	2007	2006	2005

Russell Global Equity*	$3,859,218	N/A	N/A	0.60%	N/A	N/A
Russell Real Estate Securities	12,297,585	$10,033,298	$8,033,791	0.57%	0.57%	0.56%
Russell Tax-Managed U.S. Large Cap	2,263,169	1,790,336	1,630,879	0.41%	0.40%	0.41%
Russell Tax-Managed U.S. Mid & Small Cap	1,583,634	1,225,531	946,086	0.64%	0.63%	0.62%
Russell Emerging Markets	9,446,177	6,976,508	4,812,407	0.65%	0.67%	0.65%
Russell Short Duration Bond	2,242,228	3,678,839	3,882,962	0.31%	0.32%	0.32%
Russell U.S. Core Equity	6,002,229	4,822,806	3,366,246	0.33%	0.34%	0.33%
Russell U.S. Small & Mid Cap	1,681,897	1,682,923	2,368,588	0.27%	0.26%	0.27%
Russell U.S. Quantitative Equity	7,074,888	6,511,796	5,929,651	0.41%	0.42%	0.41%

Russell International Developed Markets	8,336,682	7,226,834	6,494,575	0.41%	0.40%	0.40%
Russell Strategic Bond	4,615,845	2,795,816	2,071,681	0.40%	0.39%	0.39%
Russell Money Market	10,565,141	7,373,062	5,919,767	0.20%	0.20%	0.20%

* The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo is a wholly owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds of Funds and Underlying Funds, oversee the money managers of the RIC Underlying Funds and have primary responsibility for the management of the Funds of Funds and Underlying Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses for the RIMCo Managers of the Funds of Funds are based on their management of the Fund of Funds consistent with the Fund of Funds’ objectives. The RIMCo Managers for the Funds of Funds are evaluated on an ongoing basis with respect to achieving each Fund of Funds’ objectives and guidelines, identifying and implementing allocation changes when necessary, and liaising between business units and fund performance groups to help insure that reports reflect market needs. RIMCo manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the regional chief investment officers’ recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS OF FUNDS

THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007

RIMCO MANAGERS OF THE FUNDS OF FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND OF FUNDS MANAGED BY THE RIMCO MANAGER
Jill F. Johnson	None	Equity Growth Strategy Fund
	$10,001- $50,000	Growth Strategy Fund
	None	Balanced Strategy Fund
	None	Moderate Strategy Fund
	None	Conservative Strategy Fund
	None	Russell Tax-Managed Global Equity Fund
	None	2010 Strategy Fund
	None	2015 Strategy Fund
	None	2020 Strategy Fund
	None	2025 Strategy Fund
	None	2030 Strategy Fund
	None	2035 Strategy Fund
	None	2040 Strategy Fund
	None	2045 Strategy Fund
	None	2050 Strategy Fund
	None	In Retirement Fund

None	2017 Retirement Distribution Fund – A Shares
None	2017 Accelerated Distribution Fund – A Shares
None	2027 Extended Distribution Fund – A Shares
None	2017 Retirement Distribution Fund – S Shares
None	2017 Accelerated Distribution Fund – S Shares
None	2027 Extended Distribution Fund – S Shares

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, which includes money manager selection and allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the Asset Class Directors who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the Asset Class Director and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF OCTOBER 31, 2007

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Jill F. Johnson	4	$62.7	0	$0	0	$0	$62.7

Further information on the RIMCo Managers of the Underlying Funds is available in the Underlying Funds’ Statement of Additional Information.

MONEY MANAGERS. Except with respect to the Russell Money Market Fund, the money managers of the Underlying Funds are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of an Underlying Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisors or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2005, 2006 and 2007, fees paid to the money managers of the Underlying Funds were:

Underlying Fund	$Amount Paid			Annual rate
				(as a % of average daily net assets)
	2007	2006	2005	2007	2006	2005
Russell Global Equity*	$2,294,927	N/A	N/A	0.35%	N/A	N/A
Russell Real Estate Securities	5,077,168	$4,084,106	$3,395,809	0.23%	0.23%	0.24%
Russell Tax-Managed U.S. Large Cap	1,557,736	1,374,311	1,145,927	0.29%	0.30%	0.29%
Russell Tax-Managed U.S. Mid & Small Cap	848,412	680,017	537,596	0.34%	0.35%	0.36%
Russell Emerging Markets	7,204,809	4,984,884	3,686,618	0.50%	0.48%	0.50%
Russell Short Duration Bond	999,216	1,493,358	1,554,314	0.14%	0.13%	0.13%
Russell U.S. Core Equity	3,875,071	3,015,519	2,201,348	0.22%	0.21%	0.22%
Russell U.S. Small & Mid Cap	2,671,440	2,863,588	3,746,281	0.43%	0.44%	0.43%
Russell U.S. Quantitative Equity	2,458,759	1,960,930	1,951,393	0.14%	0.13%	0.14%
Russell International Developed Markets	5,929,735	5,497,220	4,932,031	0.29%	0.30%	0.30%
Russell Strategic Bond	1,200,328	812,064	598,884	0.10%	0.11%	0.11%

* The Russell Global Equity Fund commenced operations on February 28, 2007.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds of Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund of Funds shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Underlying Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which an Underlying Fund advised by that Money Manager may invest.

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Management and Advisors, L.P.	Yes	No	Yes
AllianceBernstein L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Altrinsic Global Advisors, LLC	Yes	No	Yes
AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes
Armstrong Shaw Associates Inc.	Yes	Yes, subject to blackout periods	Yes
Arnhold and S. Bleichroeder Advisers, LLC	Yes	Yes, subject to blackout periods	Yes
Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes
Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes
Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Chartwell Investment Partners	Yes	Yes, subject to blackout periods	Yes
ClariVest Asset Management, LLC	Yes	No	Yes
Cohen & Steers Capital Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Columbus Circle Investors	Yes	Yes, subject to blackout periods	Yes
Delaware Management Company, a series of Delaware Management Business Trust	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
DePrince, Race & Zollo, Inc	Yes	Yes, subject to blackout periods	Yes
Drake Capital Management, LLC	Yes	Yes, subject to blackout periods	Yes
Franklin Portfolio Associates, LLC	Yes	Yes, subject to blackout periods	Yes
Gartmore Global Partners	Yes	Yes, subject to blackout periods	Yes
Genesis Asset Managers, LLP	Yes	Yes, subject to blackout periods	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Gould Investment Partners LLC	Yes	Yes	Yes
Harding Loevner LLC	Yes	Yes, subject to blackout periods	Yes
Harris Associates, L.P.	Yes	Yes, subject to blackout periods	Yes
Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Hyperion Brookfield Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Institutional Capital LLC	Yes	No	Yes
INTECH Investment Management LLC	Yes	Yes, subject to blackout periods	Yes
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes
J.P. Morgan Investment Management Inc.	Yes	Yes, subject to blackout periods	Yes
Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Lehman Brothers Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Logan Circle Partners, L.P.	Yes	Yes, subject to blackout periods	Yes
Marsico Capital Management Company, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes
Metropolitan West Asset Management, LLC	Yes	Yes, subject to blackout periods	Yes
MFS Institutional Advisors, Inc.	Yes	Yes, subject to blackout periods	Yes
Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes
Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes
Netols Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Palisades Investment Partners, LLC	Yes	Yes, subject to blackout periods	Yes
PanAgora Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Parametric Portfolio Associates LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Ranger Investment Management, L.P.	Severely restricts personal trading	Yes	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc., and sell orders, all subject to approval by the CCO
RREEF America L.L.C.	Yes	Yes, subject to blackout periods	Yes
Russell Investment Management Company	Yes	Yes, subject to blackout periods	Yes
Sands Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes
Signia Capital Management, LLC	Severely restricts personal trading, except for managed, fee based accounts with full discretion and certain specific transactions such as the purchase or sale of shares of mutual funds, closed end funds, ETFs and index funds	Yes	Yes
STW Fixed Income Management Ltd.	Yes	Yes	Yes
Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes
Tradewinds Global Investors, LLC	Yes	Yes, subject to blackout periods	Yes
T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Transamerica Investment Partners, Inc.	Yes	Yes, subject to blackout periods	Yes
Turner Investment Partners, Inc.	Yes	Yes, but not in securities in which the adviser has a long or short position and subject to blackout periods	Yes
Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
UBS Global Asset Management (Americas) Inc.	Yes	Yes, subject to blackout periods	Yes
Wellington Management Company, LLP	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company Limited	Yes	Yes, subject to blackout periods	Yes

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, each Fund of Funds that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. Although each of the LifePoints Target Distribution Strategies Funds offers only one class of shares, those Funds are subject to the Rule 18f-3 Plan as the Rule 18f-3 Plan sets forth the rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions of each such class.

DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund of Funds has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

In adopting the Distribution Plan for each Fund of Funds, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund of Funds and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Fund of Funds, the Distributor, as the Funds of Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds of Funds by enabling those Funds of Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund of Funds would have.

For each Fund of Funds offering Class A, Class C or Class R3 Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class C and Class R3 Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class C or Class R3 Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For each Fund of Funds offering Class A, Class C or Class R3 Shares, the Distribution Plan provides that each Fund of Funds may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class C and Class R3 Shares for any activities or expenses primarily intended to result in the sale of Class A, Class C and Class R3 Shares of such Fund of Funds. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund of Funds present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund of Funds are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds of Funds, the Distribution Plan does not provide for those Funds of Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the

Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund of Funds, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (ii) a 1940 Act Vote.

Under the Distribution Plan, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Fund of Funds Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

Under the Distribution Plan, the following Funds of Funds’ Class A, Class C and Class R3 Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2007, 2006 and 2005 (these amounts were for compensation to dealers):

Funds of Funds	Class A	Class C	Class R3	Class A	Class C	Class R3
	10/31/07	10/31/07	10/31/07	10/31/06	10/31/06	10/31/06
Equity Growth Strategy Fund	$757,520	$4,133,071	$1,236,224	$379,369	$2,721,853	$925,759
Growth Strategy Fund	2,188,304	7,651,677	2,271,089	1,294,937	5,402,839	1,807,073
Balanced Strategy Fund	2,952,419	11,652,646	3,071,513	1,998,374	8,657,749	2,513,017
Moderate Strategy Fund	466,715	2,001,013	949,021	365,309	1,579,788	841,076
Conservative Strategy Fund	125,655	634,171	477,735	104,876	628,334	429,307
Russell Tax-Managed Global Equity Fund	N/A	173,860	N/A	N/A	132,839	N/A
2010 Strategy Fund	4,689	N/A	22,772	3,211	N/A	6,004
2015 Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A
2020 Strategy Fund	4,013	N/A	65,469	3,769	N/A	12,766
2025 Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A
2030 Strategy Fund	8,231	N/A	45,325	5,092	N/A	10,779
2035 Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A
2040 Strategy Fund	5,192	N/A	39,452	3,751	N/A	8,675
2045 Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A
2050 Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A
In Retirement Fund	N/A	N/A	N/A	N/A	N/A	N/A
2017 Retirement Distribution Fund – A Shares	N/A	N/A	N/A	N/A	N/A	N/A
2017 Accelerated Distribution Fund – A Shares	N/A	N/A	N/A	N/A	N/A	N/A
2027 Extended Distribution Fund – A Shares	N/A	N/A	N/A	N/A	N/A	N/A

Funds of Funds	Class A	Class C	Class R3
	10/31/05	10/31/05	10/31/05
Equity Growth Strategy Fund	$174,402	$1,830,772	$683,559
Growth Strategy Fund	660,374	3,636,454	1,380,364
Balanced Strategy Fund	1,098,511	6,094,776	2,013,306
Moderate Strategy Fund	218,155	1,258,185	715,299
Conservative Strategy Fund	80,297	628,243	390,417
Russell Tax-Managed Global Equity Fund	N/A	104,229	N/A
2010 Strategy Fund	409	N/A	2,478
2015 Strategy Fund	N/A	N/A	N/A
2020 Strategy Fund	409	N/A	2,714
2025 Strategy Fund	N/A	N/A	N/A
2030 Strategy Fund	409	N/A	2,363
2035 Strategy Fund	N/A	N/A	N/A
2040 Strategy Fund	409	N/A	2,514
2045 Strategy Fund	N/A	N/A	N/A

2050 Strategy Fund	N/A	N/A	N/A
In Retirement Fund	N/A	N/A	N/A
2017 Retirement Distribution Fund – A Shares	N/A	N/A	N/A
2017 Accelerated Distribution Fund – A Shares	N/A	N/A	N/A
2027 Extended Distribution Fund – A Shares	N/A	N/A	N/A

Class D Shares were first issued on January 1, 2005 for the LifePoints Target Date Funds. Class D Shares of both the LifePoints Target Portfolio Funds and LifePoints Target Date Funds were re-designated as Class R3 Shares on March 1, 2006. Class A Shares were first issued September 1, 2005 for the LifePoints Target Date Funds. No Shares of the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy, In Retirement, 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, or 2027 Extended Distribution Fund – A Shares Funds were issued during the fiscal years ending October 31, 2007, 2006 or 2005.

SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds of Funds (“Services Plan”). This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of Class C, Class E, Class R2 or Class R3, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of Class C, Class E, Class R2 or Class R3. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of Class C, Class E, Class R2 or Class R3 may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund of Funds’ Class C, Class E, Class R2, or Class R3 Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Fund of Funds’ Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Funds of Funds’ Class C, Class E, Class R2 and Class R3 Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2007:

Funds of Funds	Class C	Class E	Class R2	Class R3
Equity Growth Strategy Fund	$1,377,690	$716,371	$54,873	$1,236,224
Growth Strategy Fund	2,550,559	1,446,361	34,370	2,271,089
Balanced Strategy Fund	3,884,215	1,744,215	48,553	3,071,513
Moderate Strategy Fund	667,005	495,249	7,658	949,021
Conservative Strategy Fund	211,390	207,021	6,369	477,735
Russell Tax-Managed Global Equity Fund	57,953	N/A	N/A	N/A
2010 Strategy Fund	N/A	9,129	771	22,772
2015 Strategy Fund	N/A	N/A	N/A	N/A
2020 Strategy Fund	N/A	15,572	6,025	65,456
2025 Strategy Fund	N/A	N/A	N/A	N/A
2030 Strategy Fund	N/A	20,563	4,841	45,314
2035 Strategy Fund	N/A	N/A	N/A	N/A
2040 Strategy Fund	N/A	12,961	3,801	39,441
2045 Strategy Fund	N/A	N/A	N/A	N/A
2050 Strategy Fund	N/A	N/A	N/A	N/A
In Retirement Fund	N/A	N/A	N/A	N/A

Class D Shares of both the LifePoints Target Date Funds and the LifePoints Target Portfolio Funds were re-designated as Class R3 Shares on March 1, 2006. No Shares of the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy or In Retirement Funds were issued during the fiscal year ended October 31, 2007.

UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, payable to RIMCo and RFSC, respectively. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

As of the date of this Statement, RIMCo and RFSC have contractually agreed to waive and/or reimburse until February 28, 2009 all or a portion of their advisory and administrative fees, respectively, with respect to certain Underlying Funds.

FUND OF FUNDS OPERATING EXPENSES. As a shareholder of the Underlying Funds, each Fund of Funds indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIMCo and RFSC have agreed to waive certain of their fees and reimburse the Funds for certain direct operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses. The agreement to waive and reimburse expenses extends through February 28, 2009 and may be renewed thereafter. If this arrangement is discontinued, Fund expenses may increase.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND OF FUNDS SHARES. As described in the Prospectus, the Funds of Funds provide you with different classes of shares based upon your individual investment needs.

Each class of shares of a Fund of Funds represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the Distribution Plans or the Shareholder Services Plans for that class (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees. Class R1, R2 and R3 Shares are only available to (1) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants or (2) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from under the Securities Act of 1933. Class R1, R2 and R3 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

The 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares offer only one class of Shares, Class A Shares. The 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares, and 2027 Extended Distribution Fund – S Shares offer only one class of Shares, Class S Shares.

Class A Shares of the LifePoints Target Portfolio Funds, the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds and the 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares and 2027 Extended Distribution Fund – A Shares (the “Class A Funds”)

    Class A Shares of the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds are not currently offered to new shareholders and may only be purchased by existing shareholders. Class A shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

    The Class A Funds receive the entire net asset value of all Class A shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund of Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

The Fund of Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the Class A Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds of Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Commissions are paid to Financial Intermediaries on Class A share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Sales Charge Waivers and Reductions

Please see the applicable Class A Funds’ prospectuses for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class C Shares of the LifePoints Target Portfolio Funds and the Russell Tax-Managed Global Equity Fund

Financial Intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds of Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds of Funds’ distribution plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.

Class E Shares of the LifePoints Target Portfolio Funds, and the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds

Financial Intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds of Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

Class S Shares of the LifePoints Target Portfolio Funds, the Russell Tax-Managed Global Equity Fund, the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds, and 2017 Retirement Distribution – S Shares, 2017 Accelerated Distribution – S Shares and 2027 Extended Distribution – S Shares Funds

Financial Intermediaries will receive no shareholder services or distribution fees for Class S shares.

Class R1 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds

Financial Intermediaries will receive no shareholder services or distribution fees for Class R1 shares.

Class R2 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds

Financial Intermediaries that sell Class R2 shares will receive the shareholder services fee payable under the Funds of Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R2 shares sold by them.

Class R3 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds

Financial Intermediaries that sell Class R3 shares will receive the shareholder services fee payable under the Funds of Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R3 shares sold by them and the distribution fee payable under the Funds of Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class R3 shares sold by them.

Class S Shares of the LifePoints Target Portfolio Funds, the Russell Tax-Managed Global Equity Fund, the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds

MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S shares in the fee-based program for at least one year or opened your fee-based account prior to July 1, 2007, (c) the purchase of the Class A shares is part of a series of transactions designed to move you from Class S shares to Class A shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. Russell believes that an exchange between classes of the same Fund is not a taxable event, however please consult with your tax adviser for more information.

Class S and E Shares of All Funds of Funds offering Class S and E Shares except the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds

Class S and E Shares of each Fund of Funds which offers Class S and E Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S, or E Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E or S Shares.

The Funds of Funds generally do not have the ability to enforce these limitations on access to Class S or E Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S and E Shares available to those categories of investors listed above that qualify for access to Class S and E Shares. However, the Funds of Funds will not knowingly sell Class S or E Shares to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment Requirements.

There is currently no required minimum initial investment for Shares of the Funds of Funds. However, each Fund of Funds reserves the right to close any account whose balance falls below $1,000. Class R1, R2 and R3 Shares are only available to (1) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Shares in plan level or omnibus accounts on behalf of participants or (2) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from under the Securities Act of 1933. Class R1, R2 and R3 Shares are not available to any other category of investor including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or individual 403(b) plans. Each Fund of Funds reserves the right to change the categories of investors eligible to purchase its Shares.

Uncashed Checks.

Please make sure you promptly cash checks issued to you by the Funds of Funds. If you do not cash a dividend, distribution, or redemption check, the Funds of Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds of Funds are sure that they have a valid address for you. After 180 days, the Funds of Funds will no longer honor the issued check and, after attempts to locate you, the Funds of Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF THE FUND OF FUNDS SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund of Funds on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund of Funds by dividing the current value of the Fund of Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund of Funds outstanding, and rounding to the nearest cent.

PRICING OF SECURITIES. The Shares of the Underlying Funds held by each Fund of Funds are valued at their net asset value. The Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets, Russell Strategic Bond Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund of Funds that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund of Funds’ Shares may change on a day when you will not be able to purchase or redeem that Fund of Funds’ Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund of Funds does not price its Shares.

PORTFOLIO TURNOVER RATES OF THE FUNDS OF FUNDS. The portfolio turnover rate for each Fund of Funds is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Funds of Funds during the year. The Funds of Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund of Funds’ Shares; (ii) change the percentages of each Fund of Funds’ assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund of Funds’ assets among the Underlying Funds generally within the percentage limits described in the Prospectus. The increase in the portfolio turnover rate for the Moderate Strategy and Conservative Strategy Funds for the fiscal year ended October 31, 2007 was due to the change of those Funds’ asset allocation to the Underlying Funds in which they invested.

The portfolio turnover rates for the fiscal years ended October 31, 2007 and 2006 were:

Funds of Funds	10/31/07	10/31/06
Equity Growth Strategy Fund	17.68%	3.27%
Growth Strategy Fund	16.18	2.14
Balanced Strategy Fund	33.75	2.80
Moderate Strategy Fund	78.30	5.71
Conservative Strategy Fund	79.31	16.00
Russell Tax-Managed Global Equity Fund	11.75	9.32
2010 Strategy Fund	93.17	70.61
2015 Strategy Fund	N/A	N/A
2020 Strategy Fund	43.86	46.56
2025 Strategy Fund	N/A	N/A
2030 Strategy Fund	31.07	104.15
2035 Strategy Fund	N/A	N/A
2040 Strategy Fund	21.79	88.23
2045 Strategy Fund	N/A	N/A
2050 Strategy Fund	N/A	N/A
In Retirement Fund	N/A	N/A
2017 Retirement Distribution Fund – A Shares	N/A	N/A
2017 Accelerated Distribution Fund – A Shares	N/A	N/A
2027 Extended Distribution Fund – A Shares	N/A	N/A
2017 Retirement Distribution Fund – S Shares	N/A	N/A
2017 Accelerated Distribution Fund – S Shares	N/A	N/A
2027 Extended Distribution Fund – S Shares	N/A	N/A

No Shares of the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy or In Retirement Funds were issued during the fiscal year ended October 31, 2007 or 2006. No Shares of the LifePoints Target Distribution Strategies Funds were issued during the fiscal year ended October 31, 2007 or 2006.

PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them,

and by RIMCo or the money manager for the Underlying Funds’ cash reserves. The Underlying Funds, other than the Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Underlying Fund (or for another series of RIC) decides to purchase the same security. In addition, when a money manager’s services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Underlying Funds, other than the Russell Money Market Fund, for the periods ended October 31, 2007 and 2006, respectively, were as follows: Russell Short Duration Bond Fund, 173% and 112%, Russell Real Estate Securities Fund, 70% and 49%, Russell Emerging Markets Fund, 67% and 69%, Russell Tax-Managed U.S. Large Cap Fund, 50% and 61%, Russell Tax-Managed U.S. Mid & Small Cap Fund, 57% and 54%, Russell U.S. Core Equity Fund, 113% and 98%, Russell U.S. Quantitative Equity Fund, 121% and 106%, Russell U.S. Small & Mid Cap Fund, 143% and 155%, Russell International Developed Markets, Fund 108% and 83%, and Russell Strategic Bond Fund, 698% and 270%. The Russell Global Equity Fund commenced operations on February 28, 2007. For the fiscal period ended October 31, 2007, the annual portfolio turnover rate for the Russell Global Equity Fund was 62%.

For the Russell Strategic Bond Fund the increase in portfolio turnover rates for the fiscal year ended October 31, 2007 were a result of certain securities reaching their scheduled maturity in 2007, investments in derivatives and changes to the asset allocation of certain RIC Funds of Funds that invest in the Fund.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS The Funds of Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund of Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund of Funds portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund of Funds and its adviser. Disclosure is permissible only when a Fund of Funds, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund of Funds’ complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds of Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund of Funds complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund of Funds top ten portfolio holdings as of the last day of each month will be available on the Fund of Funds’ website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds of Funds’ website a statement relating to such event which may include information regarding the Funds of Funds’ portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds of Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds of Funds for the purpose of facilitating management of the Funds of Funds portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Cigna, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such receive monthly, weekly and daily portfolio holdings, respectively. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds of Funds or identify Fund of Funds position sizes.

In addition, the Funds of Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds of Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc., (“GSI”), and Institutional Shareholder Services Inc. (“ISS”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to RIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to RIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Fund of Funds. In order to facilitate the review of the Funds of Funds by these rating agencies, the Funds of Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund of Funds shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds of Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund of Funds are in the best interests of such Fund of Funds shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund of Funds shareholders and the interests of the Funds of Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds of Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds of Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds of Funds’ Boards of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Funds of Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds of Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Fund of Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds of Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds of Funds or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•

Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

•

In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care; against indemnification proposals that would expand coverage beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

•

In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions and corporate restructuring proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•

In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of. If the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis.

•

Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•

In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information on how the Funds of Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager, may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.

The Underlying Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Underlying Funds effect certain transactions through BNY ConvergeEX Group – LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Underlying Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors.

LJR retains a portion of all commissions generated to provide commission recapture to the Funds. Trades through RIS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager for the Underlying Funds may independently effect transactions through RIS, LJR or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager are required by law to benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS. During the fiscal years ended October 31, 2007, 2006 and 2005, the total brokerage commissions paid by the Underlying Funds were:

	2007	2006	2005
Russell Global Equity*	1,710,574	N/A	N/A
Russell Real Estate Securities	2,565,237	1,694,302	1,936,853
Russell Tax–Managed U.S. Large Cap	356,951	377,671	294,471
Russell Tax–Managed U.S. Mid & Small Cap	349,732	340,854	344,246
Russell Emerging Markets	2,916,325	2,470,731	2,591,323
Russell U.S. Core Equity	2,490,240	2,459,543	2,061,281
Russell U.S. Small & Mid Cap	1,809,526	2,101,478	3,487,619
Russell U.S. Quantitative Equity	1,224,915	1,230,704	1,494,594
Russell International Developed Markets	4,415,365	3,413,630	3,404,529
Russell Strategic Bond	24	13,920	0

*  The Russell Global Equity Fund commenced operations on February 28, 2007.

The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

The Russell Short Duration Bond and Russell Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.

During the fiscal year ended October 31, 2007, approximately $1.57 million of the brokerage commissions of the Funds were directed to brokers who provided research services to RIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets. Effective January 1, 2008, transactions effected through LJR are used solely to generate commission rebates to the Funds and no longer to obtain research services.

Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended October 31, 2007, 2006 and 2005 from portfolio transactions effected for the Underlying Funds, were as follows:

	2007		2006		2005
Affiliated Broker/Dealer	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions
David J. Greene and Company, LLC
Russell U.S. Small & Mid Cap	2,703	0.01%	14,601	0.05%	17,830	0.05%
Total	2,703	0.01%	14,601	0.05%	17,830	0.05%
Russell Implementation Services, Inc.
Russell Global Equity*	690,297	1.72%	N/A	N/A	N/A	N/A
Russell Real Estate Securities	196,664	0.49%	19,213	0.06%	160,195	0.50%
Russell Tax-Managed U.S. Large Cap	73,577	0.18%	138,786	0.42%	82,392	0.26%
Russell Tax-Managed U.S. Mid & Small Cap	0	0.00%	4,760	0.01%	27,698	0.08%
Russell Emerging Markets	153,697	0.38%	291,574	0.90%	99,696	0.31%
Russell U.S. Core Equity	450,013	1.12%	699,747	2.15%	1,005,253	3.17%
Russell U.S. Small & Mid Cap	221,357	0.55%	312,131	0.96%	593,088	1.87%
Russell U.S. Quantitative Equity	191,799	0.48%	187,846	0.58%	720,674	2.27%
Russell International Developed Markets	743,413	1.85%	376,857	1.16%	971,252	3.06%
Total	2,720,817	6.67%	2,030,914	6.24%	3,660,248	11.52%
Goldman Sachs
Russell U.S. Small & Mid Cap	0	0.00%	0	0.00%	4,846	0.02%
Total	0	0.00%	0	0.00%	4,846	0.02%
UBS Asset Management
Russell Emerging Markets	2,717	0.01%	0	0.00%	0	0.00%
Russell International Developed Markets	5,175	0.01%	0	0.00%	0	0.00%

Total	7,892	0.02%	0	0.00%	0	0.00%

  * The Russell Global Equity Fund commenced operations on February 28, 2007.

During the fiscal year ended October 31, 2007, the Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The value of broker–dealer securities held as of October 31, 2007, was as follows:

Fund	Citigroup Global Markets, Inc.	J. P. Morgan Securities, Inc.	Goldman, Sachs & Co.	Investment Technology Group Inc.	Credit Suisse First Boston Corp.
Russell Global Equity			11,999,328
Russell Real Estate Securities
Russell Tax-Managed U.S. Large Cap	8,237,540		7,249,181
Russell Tax–Managed U.S. Mid & Small Cap				818,349
Russell Emerging Markets	8,878,291
Russell Short Duration Bond	11,224,204	1,837,557	2,792,814		897,154
Russell U.S. Core Equity	28,321,886		34,921,763
Russell U.S. Small & Mid Cap
Russell U.S. Quantitative Equity	33,371,339		24,395,328	641,070
Russell International Developed Markets	2,551,967				6,325,078
Russell Strategic Bond	22,493,169	12,021,028	7,926,430		6,406,128

	$115,078,396	$13,858,585	$89,284,844	$1,459,419	$13,628,360

Fund	Lehman Brothers Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Deutsche Bank Securities, Inc.	Bank of America Securities LLC
Russell Global Equity		2,416,332
Russell Real Estate Securities
Russell Tax-Managed U.S. Large Cap	2,109,222	2,132,446
Russell Tax–Managed U.S. Mid & Small Cap
Russell Emerging Markets		1,535,985
Russell Short Duration Bond	2,754,194	3,852,974	2,069,430	5,172,577
Russell U.S. Core Equity	6,273,257	8,694,834	347,776
Russell U.S. Small & Mid Cap
Russell U.S. Quantitative Equity		13,322,836
Russell International Developed Markets			5,113,940
Russell Strategic Bond	17,682,659	8,538,841	1,600,459	27,097,000

	$28,819,332	$40,494,248	$9,131,605	$32,269,577

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE FUNDS OF FUNDS

Each Fund of Funds’ investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund of Funds’ shareholders. If a Fund of Funds’ investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may only be changed with the approval of a majority of each Fund of Funds’ shareholders. The vote of a majority of the outstanding voting securities of each Fund of Funds means the vote of the lesser of (a) 67% or more of the voting securities of the Fund of Funds present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund of Funds are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund of Funds. Other policies and restrictions may be changed by a Fund of Funds without shareholder approval. The Funds of Funds’ investment objectives are set forth in the respective Prospectus.

INVESTMENT RESTRICTIONS. Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section.

No Fund of Funds may:

1.    Purchase securities if, as a result of such purchase, the Fund of Funds’ investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

Because of their investment objectives and policies, investments of the Fund of Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund of Funds’ investment policies set forth in the Fund of Funds’ Prospectus, each of the Funds of Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Russell Real Estate Securities Fund and the Russell Money Market Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The Russell Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. banks having net assets in excess of $100,000,000.

2.    Purchase or sell real estate; provided that each Fund of Funds may invest in the Russell Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3.    Purchase or sell commodities except that a Fund of Funds may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4.    Borrow money, except that a Fund of Funds may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5.    Act as an underwriter except to the extent a Fund of Funds may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.    Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7.    Issue securities senior to the Fund of Funds’ presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund of Funds from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 1, above, the statement that the Funds of Funds will be concentrated in the mutual fund industry means that the Funds of Funds will only invest in shares of other mutual funds. In accordance with each Fund of Funds’ investment program as set forth in the prospectus, a Fund of Funds may invest more than 25% of its assets in any one Underlying Fund.

Each Fund of Funds will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund of Funds rather than the Underlying Fund.

With regards to investment restriction 6, above, each Fund of Funds may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds of Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund of Funds as permitted by the 1940 Act.

The Funds of Funds do not invest in illiquid securities. The Funds of Funds do not invest in repurchase agreements.

Each Fund of Funds is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

No Fund of Funds may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Fund of Funds is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund of Funds must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds of Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

The investment objective and principal investment strategy for each of the LifePoints Target Distribution Strategies Funds is provided in those Funds’ Prospectus. The following table illustrates the principal and non-principal investments in which the LifePoints Target Distribution Strategies Funds invest.

Fund	Principal Investments	Non-Principal Investments
2017 Retirement Distribution Fund – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities
2017 Accelerated Distribution Fund – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities
2027 Extended Distribution Fund – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities
2017 Retirement Distribution Fund	Underlying Funds	Derivatives

– S Shares		-index and currency futures and options US Government Securities
2017 Accelerated Distribution Fund – S Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities
2027 Extended Distribution Fund – S Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS

Each Underlying Fund’s investment objective, with the exception of Russell U.S. Quantitative Equity Fund and Russell International Developed Markets Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Underlying Fund’s shareholders. If an Underlying Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell U.S. Quantitative Equity Fund and Russell International Developed Markets Fund are fundamental which means that they may only be changed with the approval of a majority of each Underlying Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Underlying Fund. Other policies and restrictions may be changed by an Underlying Fund without shareholder approval. The Underlying Funds’ investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS.    Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s).

No Underlying Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Russell Real Estate Securities Fund. The Russell Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Real Estate Securities Fund concentrates its investments in real estate securities. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Fund as permitted by the 1940 Act.

Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

No Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Underlying Funds will not purchase additional securities while outstanding borrowings exceed 5% of total assets.

An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives.

The investment objective and principal investment strategy for each of the Underlying Funds is provided in their Prospectuses. The following table illustrates the principal and non-principal investments in which the Underlying Funds invest. The Underlying Funds use investment techniques commonly used by other mutual funds.

Underlying Fund	Principal Investments	Non-Principal Investments
Russell Global Equity Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Derivatives

Equity securities of real estate companies, including REITs

Synthetic foreign equity securities

Warrants and convertible securities

Russell Short Duration Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage backed securities

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon securities

Foreign Securities

Derivatives

When issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt, including Brady Bonds

Illiquid Securities

Credit and Liquidity enhancements

Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles Municipal Obligations

Russell Real Estate Securities Fund	Common Stocks and Common Stock Equivalents, including REITs Foreign Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Depositary Receipts

Russell Emerging Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Synthetic foreign equity securities Foreign Securities (specifically emerging market securities) Derivatives	Cash Reserves Warrants Pooled Investment Vehicles Convertible debt securities Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Russell Tax-Managed U.S. Large Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Russell Tax-Managed U.S. Mid & Small Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

Russell U.S. Core Equity Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Small & Mid Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts Equity securities of real estate companies including REITs	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Russell U.S. Quantitative Equity Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Russell International Developed Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Convertible securities and warrants

Derivatives

Synthetic foreign equity securities

Equity securities of real estate companies, including REITs

Russell Strategic Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage backed securities

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon bonds

Foreign Securities

Derivatives

When issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt, including Brady Bonds

Illiquid Securities

Credit and Liquidity enhancements

Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles

Russell Money Market Fund

Repurchase Agreements

Commercial Paper, including asset-backed commercial paper

Demand notes

Bank Instruments (including certificates of deposit, Euro dollar certificates of deposit, Euro dollar time deposits and Yankee certificates of deposit)

Variable and Floating Rate Securities

Credit and Liquidity Enhancements

Funding Agreements

Illiquid Securities (other than Funding Agreements)

Corporate Debt

Asset-backed securities

Yankee Bonds

U.S. Government Securities Investment Grade Municipal Debt Obligations Investment Company Securities Indexed Commercial Paper STRIPS

The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Underlying Funds may invest in the foregoing table.

The Russell Global Equity, Russell Real Estate Securities, Russell Emerging Markets, Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, and Russell International Developed Markets Funds, are referred to collectively as the “Underlying Equity Funds.”

The Russell Short Duration Bond and Russell Strategic Bond Funds are referred to collectively as the “Underlying Fixed Income Funds.”

General Investment Strategies and Portfolio Instruments

Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds intend to be fully invested at all times. To do so, RIMCo or a money manager invests the Underlying Funds’ (except the Russell Money Market Fund’s) cash reserves in short term instruments, including the Russell Money Market Fund. In addition to investing in such short term investments, as described below, the Underlying Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities, fixed-income securities and/or derivatives. This is intended to cause the Underlying Fund to perform as though its cash reserves were actually invested in those markets.

Each Underlying Fund (except the Russell Money Market Fund) that invests its cash reserves in the Russell Money Market Fund does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Underlying Fund’s total assets. The Russell Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity by investing solely in short–term money market instruments. The Underlying Funds will invest cash reserves in the Russell Money Market Fund only so long as it does not adversely affect the portfolio management and operations of the Russell Money Market Fund and RIC’s other Funds. The Russell Money Market Fund, and the Underlying Funds investing in it, treat such investments as the purchase and redemption of the Russell Money Market Fund’s Shares. Any Underlying Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in RIC’s Master Trust Agreement, including voting rights. However, Shares of a money market fund issued to other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Funds. In addition to the advisory and administrative fees payable by the Underlying Funds to RIMCo and RFSC, respectively, each Underlying Fund that invests its cash reserves in the Russell Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of the Russell Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Russell Money Market Fund pays to RIMCo and RFSC, respectively. The cash reserves for all Underlying Funds are invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves invested in the Russell Money Market Fund is 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Underlying Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Hedging Strategies. Financial futures contracts may be used by the Underlying Funds, except the Russell Money Market Fund, during or in anticipation of adverse market events such as, in the case of the Underlying Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in an Underlying Fund’s portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non– business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Lending Portfolio Securities. RIC is a party to a Securities Lending Agency Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which an Underlying Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

Each Underlying Fund retains most rights of beneficial ownership, including, interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Underlying Funds invest cash collateral received in high–quality short–term debt instruments, short–term bank collective investment vehicles and money market mutual funds (including a money market fund advised by RIMCo for which RIMCo receives a 0.05% advisory fee and RFSC receives a 0.05% administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Underlying Fund and the lending agent in accordance with the Securities Lending Agency Agreement.

An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.

No Underlying Fund may lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Money Market Instruments. The Russell Money Market Fund expects to maintain, but does guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund Shares at “amortized cost.” The Russell Money Market Fund will maintain a dollar–weighted average maturity of 90 days or less. This Underlying Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which the Fund’s interest in a security is subject to market action. The Russell Money Market Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases, and were designed to ensure compliance by the Fund with the requirements of Rule 2a–7 of the 1940 Act. For additional information concerning this Underlying Fund, refer to the Prospectus.

Select Holdings. As described in the Prospectuses, RIMCo may employ a “select holdings” strategy for a portion of certain Underlying Equity Funds assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo periodically analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Underlying Fund. The strategy is designed to increase the Underlying Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

Illiquid and Restricted Securities. No more than 15% (10% for the Russell Money Market Fund) of an Underlying Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase of a security. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of Trustees of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. The Funds of Funds and Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds of Funds and Underlying Funds may borrow money from the Russell Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds of Funds and Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings will be limited to the time required to receive payment for securities sold, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs”. The Underlying Funds, other than the Russell Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Underlying Funds is subject to a duplicate level of fees if an Underlying Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Russell U.S. Quantitative Equity Fund may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Foreign Securities

Investment In Foreign Securities. The Underlying Funds may invest in foreign securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. Emerging markets consist of countries determined by the money managers of an Underlying Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand,

Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Underlying Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

Local Access Products.   The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Equity Securities

Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Underlying Funds may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs”. The Underlying Equity Funds may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. An Underlying Fund’s investment in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund’s investments in REITs is also subject to heavy cash flow dependency, or tenant defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.

Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.

Debt Instruments and Money Market Instruments

To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the LifePoints Target Distribution Strategies Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.

The LifePoints Target Distribution Strategies Funds, Fixed Income Underlying Funds and the Russell Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The LifePoints Target Distribution Strategies Funds, Underlying Fixed Income Funds and the Russell Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The LifePoints Target Distribution Strategies Funds, Underlying Fixed Income Funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the LifePoints Target Distribution Strategies Fund or Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the LifePoints Target Distribution Strategies Fund or Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the LifePoints Target Distribution Strategies Fund or Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the LifePoints Target Distribution Strategies Fund or Underlying Fund. Subject to the overall limitations described in “Illiquid Securities”, a LifePoints Target Distribution Strategies Fund or an Underlying Fund will not invest more than 15% (10%, in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the LifePoints Target Distribution Strategies Fund or Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the LifePoints Target Distribution Strategies Fund or Underlying Fund not within its control and therefore the realization by the LifePoints Target Distribution Strategies Fund or Underlying Fund on such collateral may be automatically stayed. It is possible that the LifePoints Target Distribution Strategies Fund or Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Underlying Fixed Income Funds and the Russell Money Market Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund’s records while a reverse repurchase agreement is in effect.

Corporate Securities. The Underlying Fixed Income Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Russell Money Market Fund may invest in debt securities issued by corporations. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Zero Coupon Securities. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Underlying Fixed Income Funds and Russell Money Market Fund may invest in include the securities described below:

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

Risk Factors. Mortgage-backed securities (“MBS”) often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If an Underlying Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Underlying Fund’s principal investment to the extent of the premium paid. The value of MBS may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in MBS, including those that are issued by private issuers, an Underlying Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include pools of MBS, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of an Underlying Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than mortgage-backed securities) present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities.

In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.

Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.

Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund.

In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Indexed Commercial Paper. The Underlying Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

High Risk Bonds. The Underlying Fixed Income Funds may invest their assets in securities rated BBB– or higher by S&P, Baa3 or higher by Moody’s or BBB or higher by Fitch, (using highest of split ratings) or in unrated securities judged by the money managers to be of higher credit quality than those designations. Securities rated BBB– by S&P, Baa3 by Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Underlying Fixed Income Funds may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds

These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.

The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Municipal Debt Instruments

Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes – issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes –issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes –sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds –bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper –a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes –long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds.

Tax Free Participation Certificates –tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds, including the participation certificates.

A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The Underlying Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.

Demand Notes. The Underlying Fixed Income Funds may purchase obligations with the right to a “put” or “stand– by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Russell Money Market Fund may also invest in demand notes, which are obligations with the right to a “put.” A “put” obligates the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

The Underlying Funds will enter into put and stand–by commitments with institutions such as banks and broker–dealers that the Underlying Funds’ money managers continually believe satisfy the Underlying Funds’ credit quality requirements.

Risk Factors. The ability of the Underlying Funds to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Underlying Funds from exercising the put or stand–by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Underlying Funds may, in the opinion of Underlying Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”)

The Underlying Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable And Floating Rate Securities. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Commercial Paper. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Russell Money Market Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Indexed Commercial Paper. The Underlying Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit And Liquidity Enhancements. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Underlying Funds that invest in these securities and may affect their share price.

Funding Agreements.   The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. The LifePoints Target Distribution Strategies Funds may use derivatives such as index and currency futures and options as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes. Positions in these financial instruments, other than purchased options, expose a LifePoints Target Distribution Strategies Fund or an Underlying Fund to an obligation to another party. The LifePoints Target Distribution Strategies Funds and Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The LifePoints Target Distribution Strategies Funds and Underlying Funds, other than the Russell Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a LifePoints Target Distribution Strategies Funds’ or an Underlying Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the LifePoints Target Distribution Strategies Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the LifePoints Target Distribution Strategies Funds’ or Underlying Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the LifePoints Target Distribution Strategies Funds and Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures and options on futures contracts will be for the purposes of hedging or effecting a LifePoints Target Distribution Strategies Funds or an Underlying Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the LifePoints Target Distribution Strategies Funds’ and Underlying Fund’s net assets).

Options On Securities And Indexes. Each LifePoints Target Distribution Strategies Fund and Underlying Fund, other than the Russell Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The LifePoints Target Distribution Strategies Funds and Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the LifePoints

Target Distribution Strategies Funds’ and Underlying Funds’ ability to hold illiquid securities. The LifePoints Target Distribution Strategies Funds and Underlying Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A LifePoints Target Distribution Strategies Funds or an Underlying Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a LifePoints Target Distribution Strategies Fund or an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the LifePoints Target Distribution Strategies Fund or Underlying Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A LifePoints Target Distribution Strategies Fund or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long term counterparty credit rating, including reassignments, of A- or better as defined by S&P (using highest of split ratings) or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by RIMCo or the money manager for the LifePoints Target Distribution Strategies Fund or Underlying Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the LifePoints Target Distribution Strategies Fund or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the LifePoints Target Distribution Strategies Fund or Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the LifePoints Target Distribution Strategies Fund or Underlying Fund. For a call option on an index, the option is covered if the LifePoints Target Distribution Strategies Fund or Underlying Fund maintains liquid assets equal to the contract value. A call option is also covered if the LifePoints Target Distribution Strategies Fund or Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the LifePoints Target Distribution Strategies Fund or Underlying Fund in liquid segregated assets. A put option on a security or an index is “covered” if the LifePoints Target Distribution Strategies Fund or Underlying Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the LifePoints Target Distribution Strategies Fund or Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the LifePoints Target Distribution Strategies Fund or Underlying Fund in liquid segregated assets.

If an option written by a LifePoints Target Distribution Strategies Fund or an Underlying Fund expires, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a LifePoints Target Distribution Strategies Fund or an Underlying Fund expires unexercised, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital loss (long or short–term depending on whether the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may make a “closing sale transaction,” which involves liquidating the Underlying Fund’s position by selling the option previously purchased. The LifePoints Target Distribution Strategies Fund or Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the LifePoints Target Distribution Strategies Fund or Underlying Fund desires.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the LifePoints Target Distribution Strategies Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the LifePoints Target Distribution Strategies Fund or Underlying Fund will realize a capital gain or, if it is less, the LifePoints Target Distribution Strategies Fund or Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a LifePoints Target Distribution Strategies Fund or an Underlying Fund is an asset of the LifePoints Target Distribution Strategies Fund or Underlying Fund. The premium received for an option written by a LifePoints Target Distribution Strategies Fund or an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a LifePoints Target Distribution Strategies Fund or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the LifePoints Target Distribution Strategies Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a LifePoints Target Distribution Strategies Fund or an Underlying Fund seeks to close out an option position. If a LifePoints Target Distribution Strategies Fund or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a LifePoints Target Distribution Strategies Fund or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a LifePoints Target Distribution Strategies Fund or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a LifePoints Target Distribution Strategies Fund or an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a LifePoints Target Distribution Strategies Fund or an Underlying Fund, the LifePoints Target Distribution Strategies Fund or Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the LifePoints Target Distribution Strategies Fund or Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the LifePoints Target Distribution Strategies Fund or Underlying Fund is covered by an option on the same index purchased by the LifePoints Target Distribution Strategies Fund or Underlying Fund, movements in the index may result in a loss to the LifePoints Target Distribution Strategies Fund or Underlying Fund; however, such losses may be mitigated by changes in the value of the LifePoints Target Distribution Strategies Fund or Underlying Fund’s securities during the period the option was outstanding.

Options On Foreign Currency. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with an Underlying Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a LifePoints Target Distribution Strategies Fund or an Underlying Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Euro dollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000® ; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three–month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Euro dollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Euro dollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Euro dollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each LifePoints Target Distribution Strategies Fund or Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a LifePoints Target Distribution Strategies Fund or an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a LifePoints Target Distribution Strategies Fund or an Underlying Fund from liquidating an unfavorable position and the LifePoints Target Distribution Strategies Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A LifePoints Target Distribution Strategies Fund or an Underlying Fund will enter into a futures contract only if the contract is “covered” or if the LifePoints Target Distribution Strategies Fund or Underlying Fund at all times maintains liquid segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A LifePoints Target Distribution Strategies Fund or an Underlying Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A LifePoints Target Distribution Strategies Fund or an Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the LifePoints Target Distribution Strategies Fund or Underlying Fund’s net assets.

Each LifePoints Target Distribution Strategies Fund or Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s investment objective and strategies. For example, a LifePoints Target Distribution Strategies Fund or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s securities or the price of the securities which the LifePoints Target Distribution Strategies Fund or Underlying Fund intends to purchase. Additionally, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a LifePoints Target Distribution Strategies Fund or an Underlying Fund, the LifePoints Target Distribution Strategies Fund or Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the LifePoints Target Distribution Strategies Fund or Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each LifePoints Target Distribution Strategies Fund and Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a LifePoints Target Distribution Strategies Fund or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the LifePoints Target Distribution Strategies Fund or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a LifePoints Target Distribution Strategies Fund or an Underlying Fund, but is instead a settlement between the LifePoints Target Distribution Strategies Fund or Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each LifePoints Target Distribution Strategies Fund or Underlying Fund will mark–to– market its open futures positions.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the LifePoints Target Distribution Strategies Fund or Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital gain, or if it is more, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital gain, or if it is less, the LifePoints Target Distribution Strategies Fund or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A LifePoints Target Distribution Strategies Fund or an Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a LifePoints Target Distribution Strategies Fund or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the LifePoints Target Distribution Strategies Fund or Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the LifePoints Target Distribution Strategies Fund or Underlying Fund.

When selling a futures contract, a LifePoints Target Distribution Strategies Fund or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the LifePoints Target Distribution Strategies Fund or Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the LifePoints Target Distribution Strategies Fund or Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the LifePoints Target Distribution Strategies Fund or Underlying Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a LifePoints Target Distribution Strategies Fund or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the LifePoints Target Distribution Strategies Fund or Underlying Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the LifePoints Target Distribution Strategies Fund or Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the LifePoints Target Distribution Strategies Fund or Underlying Fund.

When selling a put option on a futures contract, a LifePoints Target Distribution Strategies Fund or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the LifePoints Target Distribution Strategies Fund or Underlying Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the LifePoints Target Distribution Strategies Fund or Underlying Fund.

The LifePoints Target Distribution Strategies Fund and Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of an LifePoints Target Distribution Strategies Fund or Underlying Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a LifePoints Target Distribution Strategies Fund or an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a LifePoints Target Distribution Strategies Fund or an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a LifePoints Target Distribution Strategies Fund or an Underlying Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a LifePoints Target Distribution Strategies Fund or an Underlying Fund from liquidating an unfavorable position and the LifePoints Target Distribution Strategies Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The LifePoints Target Distribution Strategies Fund and Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The LifePoints Target Distribution Strategies Fund and Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the LifePoints Target Distribution Strategies Funds’ or Underlying Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the LifePoints Target Distribution Strategies Fund or Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The LifePoints Target Distribution Strategies Funds and Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The LifePoints Target Distribution Strategies Funds and Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The LifePoints Target Distribution Strategies Fund and Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The LifePoints Target Distribution Strategies Fund and Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the LifePoints Target Distribution Strategies Fund and Underlying Funds’ investment objectives and strategies. The LifePoints Target Distribution Strategies Fund and Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen—at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s forward currency contracts are not used to achieve investment leverage, the LifePoints Target Distribution Strategies Fund or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s commitments with respect to these contracts. The LifePoints Target Distribution Strategies Fund and Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Underlying Funds’ portfolio securities are or are expected to be denominated. A LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the LifePoints Target Distribution Strategies Funds or Underlying Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The LifePoints Target Distribution Strategies Funds and Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the LifePoints Target Distribution Strategies Fund’s or Underlying Funds’ portfolios. If a LifePoints Target Distribution Strategies Fund or an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the LifePoints Target Distribution Strategies Fund or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a LifePoints Target Distribution Strategies Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the LifePoints Target Distribution Strategies Fund or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the LifePoints Target Distribution Strategies Fund or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the LifePoints Target Distribution Strategies Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a LifePoints Target Distribution Strategies Fund or an Underlying Fund.

Upon maturity of a forward currency contract, the LifePoints Target Distribution Strategies Funds and Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A LifePoints Target Distribution Strategies Fund or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the LifePoints Target Distribution Strategies Funds and Underlying Funds.

The cost to a LifePoints Target Distribution Strategies Fund or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A LifePoints Target Distribution Strategies Fund or an Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s ability to hedge against the risk of devaluation of currencies in which the LifePoints Target Distribution Strategies Fund or Underlying Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a LifePoints Target Distribution Strategies Fund or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a LifePoints Target Distribution Strategies Fund or an Underlying Fund is engaged in that strategy.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a LifePoints Target Distribution Strategies Fund or an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a LifePoints Target Distribution Strategies Fund or an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Swap Agreements and Swaptions. The LifePoints Target Distribution Strategies Fund and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the LifePoints Target Distribution Strategies Fund and Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When a LifePoints Target Distribution Strategies Fund or an Underlying Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The LifePoints Target Distribution Strategies Fund and Underlying Funds may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The LifePoints Target Distribution Strategies Fund and Underlying Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the LifePoints Target Distribution Strategies Funds’ or Underlying Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the LifePoints Target Distribution Strategies Funds or Underlying Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the LifePoints Target Distribution Strategies Funds’ or Underlying Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The LifePoints Target Distribution Strategies Funds or Underlying Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the LifePoints Target Distribution Strategies Funds or Underlying Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a LifePoints Target Distribution Strategies Fund or an Underlying Fund would diminish compared to what it would have been if this investment technique were not used.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the LifePoints Target Distribution Strategies Funds or Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the LifePoints Target Distribution Strategies Funds’ or Underlying Funds’ risk of loss consists of the net amount of interest payments that the LifePoints Target Distribution Strategies Funds or Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the LifePoints Target Distribution Strategies Funds and Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund may enter into a swaption (swap option). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

Index Swap Agreements. The LifePoints Target Distribution Strategies Funds and Underlying Funds, other than the Russell Money Market Fund, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those LifePoints Target Distribution Strategies Funds or Underlying Funds or to effect investment transactions consistent with these LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by the LifePoints Target Distribution Strategies Fund and Underlying Funds, the parties’ obligations are determined on a “net basis.” Consequently, a LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the LifePoints Target Distribution Strategies Fund or Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a LifePoints Target Distribution Strategies Fund’s or an Underlying Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A LifePoints Target Distribution Strategies Fund or an Underlying Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The LifePoints Target Distribution Strategies Funds and Underlying Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the LifePoints Target Distribution Strategies Funds’ and Underlying Funds’ repurchase agreement guidelines.

Forward Commitments. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s ability to manage its investment portfolio and meet redemption requests. A LifePoints Target Distribution Strategies Fund or an Underlying Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the LifePoints Target Distribution Strategies Fund or Underlying Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Russell International Developed Markets and Russell Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the LifePoints Target Distribution Strategies Fund or Underlying Fund is made prior to the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s receipt of cash payment therefore or the LifePoints Target Distribution Strategies Fund’s or Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a LifePoints Target Distribution Strategies Fund or an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after a LifePoints Target Distribution Strategies Fund or an Underlying Fund has tendered cash payment or securities, as the case may be.

TAXES

Distributions of Net Investment Income. Each Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income will be taxable to you as ordinary income (other than certain qualified dividend income, described below), whether you receive them in cash or additional shares.

If you are an individual investor, a portion of the dividends received by you from certain Funds of Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund of Funds distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income to the Fund of Fund as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gains generally will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a LifePoints Target Distribution Strategies Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a LifePoints Target Distribution Strategies Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her LifePoints Target Distribution Strategies Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of LifePoints Target Distribution Strategies Fund Shares. Any such distributions in excess of a shareholder’s cost basis in his or her LifePoints Target Distribution Strategies Fund Shares will be treated as gain from the sale or exchange of those Shares.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

Information on the Amount and Tax Character of Distributions. Each Fund of Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund of Funds shares for a full year, a Fund of Funds may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund of Funds. Taxable distributions declared by a Fund of Funds in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund of Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund of Funds has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund of Funds generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund of Funds as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund of Funds would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund of Funds’ earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund of Funds to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund of Funds intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund of Funds Shares. Redemptions (including redemptions in kind) and exchanges of Fund of Funds shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund of Funds shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund of Funds on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund of Funds shares is disallowed to the extent that you buy other shares in the Fund of Funds (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Funds invests in U.S. government securities only indirectly by investing in an Underlying Fund.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds of Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund of Funds as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to a Fund of Funds and, in turn, to you.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after December 31, 2004 and before January 1, 2009, a portion of Fund of Funds distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains. Also, for that same four-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Underlying Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund of Funds.

Backup Withholding. By law, each Fund of Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund of Funds also must withhold if the IRS instructs it to do so. When withholding is required, it is expected that the rate will be 28% for calendar years through 2010 and 30% thereafter.

Additional Tax Information With Respect to the Money Market Fund

The tax information described in “Taxes” above applies to the Russell Money Market Fund except as noted in this section.

Distributions of Net Investment Income. The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money market fund, it does not expect to realize any long-term capital gain.

Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

The Fund of Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2007, the Russell Tax-Managed Global Equity Fund had available capital loss carryforwards of $2,165,730 which will expire on October 31, 2011.

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the LifePoints Target Distribution Strategies Funds.

MONEY MANAGER INFORMATION FOR

THE UNDERLYING FUNDS

RUSSELL U.S. CORE EQUITY FUND

AllianceBernstein L.P., is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of December 31, 2006, AXA Financial, Inc. has a 63.2% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (32.4%) and AllianceBernstein Directors, Officers and employees (4.4%).

Arnhold and S. Bleichroeder Advisers, LLC is controlled by Arnhold and S. Bleichroeder Holdings, Inc., with no individual owning more than 25% of the voting securities.

Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.

Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Marsico Capital Management, LLC is controlled by Marsico Management Equity, LLC, which is controlled by Tom Marsico.

MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.

Montag & Caldwell, Inc. is a wholly-owned subsidiary of Fortis Bank SA/NV. Fortis Bank SA/NV is 99.93% owned by the government of Belgium (the Belgian State, through the SFPI (Federal Public Service for Participations and Investments)). The Belgian State has reached an agreement with BNP Paribas, a French Public Limited Company (société anonyme), on the subsequent transfer of 75% of Fortis Bank SA/NV; the Belgian State will continue to own the remaining 25% of the company. This transaction is expected to close by year end or first quarter of 2009.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC is a wholly-owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

RUSSELL U.S. QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

INTECH Investment Management LLC is majority-owned by Berger Financial Group LLC, which is an indirect subsidiary of Janus Capital Management LLC. Janus Capital Management LLC is wholly-owned by Janus Capital Group Inc., a publicly traded company.

Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by The Bank of New York Mellon Corporation, a publicly traded organization.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND

Armstrong Shaw Associates Inc. is employee-owned and is controlled by Jeffrey Shaw.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

Palisades Investment Partners, LLC is controlled by its majority shareholder, Quinn Stills.

Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

Turner Investment Partners Inc. See: Russell U.S. Core Equity Fund.

RUSSELL U.S. SMALL & MID CAP FUND

ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest.

Delphi Management, Inc. is 100% owned by Scott Black.

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. See: Russell U.S. Quantitative Equity Fund.

PanAgora Asset Management, Inc. is an indirect subsidiary of Putnam Investments Trust. This holding company and its subsidiaries, including PanAgora Asset Management, Inc., are indirect subsidiaries of Great-West Lifeco, Inc. (“Great-West Life”), a public company. Great-West Life is controlled by Power Financial Corporation, a public company. Additionally, Nippon Life Insurance Company (“NLI”) holds a 20% voting interest in PanAgora Asset Management, Inc.

Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.

Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND

Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%.

Netols Asset Management, Inc. is controlled by its majority shareholder, Jeffrey Netols.

Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company.

Transamerica Investment Management, LLC is owned by Transamerica Investment Services, Inc. and indirectly owned by Transamerica Corporation, which is wholly-owned by AEGON, N.V. AEGON, N.V. is a publicly traded company.

Turner Investment Partners, Inc. See: Russell U.S. Core Equity Fund.

RUSSELL REAL ESTATE SECURITIES FUND

AEW Management and Advisors, L.P. is a limited partnership that is 75% owned by AEW Capital Management, L.P. and 25% owned by the general partner, AEW Investment Group, Inc. AEW Capital Management, L.P. is controlled by Natixis Global Asset Management, L.P. (formerly known as IXIS Asset Management US Group, which was formerly known as IXIS Asset Management North America, L.P.). In November 2006, CNCE, Banques Populaire and Natexis Banques Populaires combined operations and created a new company called Natixis, a publicly listed company. In June 2007, all IXIS entities underwent a name change and are now called Natixis Global Asset Management, L.P.

Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc. a publicly traded company. Martin Cohen and Robert H, Steers each own approximately 29.3% of Cohen & Steers, Inc. The remaining 41.4% of Cohen & Steers, Inc. is owned by the public.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

RUSSELL GLOBAL EQUITY FUND

ClariVest Asset Management LLC. See: Russell U.S. Small & Mid Cap Fund.

Gartmore Global Partners is controlled by Oxford Partners, LP, a Cayman registered limited partnership. Oxford Partners, LP is controlled approximately 50% by employees of Gartmore with no individual having more than 25% voting control and approximately 50% by Hellman & Friedman LLC, a private equity partnership.

Harris Associates, L.P. is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, which owns 99.67% of Harris Associates, L.P.

Tradewinds Global Investors LLC is controlled by Nuveen Investments, Inc. (“Nuveen”), a majority owned subsidiary of Windy City Investments, Inc., with no individual controlling more than 25%.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group, a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates, Inc.

RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

Altrinsic Global Advisors, LLC is an employee owned U.S. limited liability company and is controlled by John Hock.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman, Ronen Israel, Lars Nielsen and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

Marsico Capital Management, LLC. See: Russell U.S. Core Equity Fund

MFS Institutional Advisors, Inc. See: Russell U.S. Core Equity Fund.

Mondrian Investment Partners Limited is controlled by senior members of management.

UBS Global Asset Management (Americas), Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

RUSSELL EMERGING MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 60% owned through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Asset Managers, LLP with no individual manager beneficially owning greater than 10%.

Harding Loevner LLC (“Harding Loevner”) is a limited partnership, and its sole general partner is HLM Holdings, Inc. (“Holdings”). Holdings owns substantially all of Harding Loevner. Holdings is 100% employee owned. Harding Loevner is controlled by David Loevner through his ownership stake in Holdings.

T. Rowe Price International, Inc. See: Russell Global Equity Fund.

UBS Global Asset Management (Americas), Inc. See: Russell International Developed Markets Fund.

RUSSELL STRATEGIC BOND FUND

Drake Capital Management, LLC is controlled by its parent company, Drake Partners, LLC d/b/a Drake Management, LLC. Drake Partners, LLC is controlled by Anthony Faillace and Steven Luttrell.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Hyperion Brookfield Asset Management, Inc. is wholly-owned by Brookfield Asset Management, Inc., a publicly-traded Canadian corporation.

Logan Circle Partners, L.P. is 70% owned by its employees of which Jude Driscoll owns a controlling interest and 30% is owned by GPFT HOLDCO, LLC.

Metropolitan West Asset Management, LLC (“MWAM”) is wholly-owned by MWAM Holdings, LLC, which is 100% owned and controlled by active employees at MWAM. Scott B. Dubchansky and Tad Rivelle each own 20-50% of MWAM Holdings, LLC.

Pacific Investment Management Company LLC (“PIMCO”) a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America (L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

RUSSELL SHORT DURATION BOND FUND

Logan Circle Partners, L.P. See: Russell Strategic Bond Fund.

Pacific Investment Management Company LLC. See: Russell Strategic Bond Fund.

STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

MONEY MARKET FUND

Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG-1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 -- This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime - 1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 - An obligor rated “A-1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated “A-2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated “A-3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B - An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D - An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

Short Term Credit Ratings

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Denotes actual or imminent payment default.

Notes to Short-Term Ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot-term ratings other than “F-1.”

Long Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

FINANCIAL STATEMENTS

The 2007 annual financial statements of the Funds of Funds, except for the LifePoints Target Distribution Strategies Funds and the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds of Funds’ Annual Reports to Shareholders. The 2007 annual financial statements of the LifePoints Target Distribution Strategies Funds and the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds are not yet available because they are new Funds. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference. The 2007 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.

RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

February 29, 2008

As Supplemented December 15, 2008

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses.

This Statement of Additional Information (“Statement”) is not a prospectus; this Statement should be read in conjunction with the Funds’ Prospectuses. Prospectuses may be obtained without charge by telephoning or writing RIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference RIC’s Annual Reports to Shareholders for the year ended October 31, 2007. Copies of the Funds’ Annual Reports accompany this Statement.

As of the date of this Statement, RIC is comprised of 39 Funds. This Statement relates to 16 of these Funds which commenced operations on the date indicated below:

Fund	Fund Inception Date	Prospectus Date

Russell U.S. Core Equity[1]	October 15, 1981	February 29, 2008#
Russell U.S. Small & Mid Cap[2]	December 28, 1981	February 29, 2008#
Russell U.S. Quantitative Equity[3]	May 29, 1987	February 29, 2008#
Russell Tax-Managed U.S. Large Cap[4]	October 7, 1996	February 29, 2008#
Russell Tax-Managed U.S. Mid & Small Cap[5]	December 1, 1999	February 29, 2008#
Russell International Developed Markets[6]	January 31, 1983	February 29, 2008#
Russell Emerging Markets[7]	January 29, 1993	February 29, 2008#
Russell Investment Grade Bond[8]	October 15, 1981	February 29, 2008#
Russell Strategic Bond[9]	January 29, 1993	February 29, 2008#
Russell Money Market[10]	October 15, 1981	February 29, 2008#
Russell Global Equity[11]	February 28, 2007	February 29, 2008#
Russell Real Estate Securities[12]	July 28, 1989	February 29, 2008#
Russell Short Duration Bond[13]	October 30, 1981	February 29, 2008#
Russell Tax Exempt Bond[14]	September 5, 1985	February 29, 2008#
Russell U.S. Growth[15]	January 31, 2001	February 29, 2008#
Russell U.S. Value[16]	January 31, 2001	February 29, 2008#

*	On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company.
[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[2]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund.
[3]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund.
[4]	On September 2, 2008, the Tax-Managed Large Cap Fund was renamed the Russell Tax-Managed U.S. Large Cap Fund.
[5]	On September 2, 2008, the Tax-Managed Mid & Small Cap Fund was renamed the Russell Tax-Managed U.S. Mid & Small Cap Fund.
[6]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[7]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[8]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[9]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[10]	On September 2, 2008, the Money Market Fund was renamed the Russell Money Market Fund.
[11]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[12]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund.

[1][3]	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund. On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[14]	On September 2, 2008, the Tax Exempt Bond Fund was renamed the Russell Tax Exempt Bond Fund.
[15]	On September 2, 2008, the Select Growth Fund was renamed the Russell U.S. Growth Fund.
[16]	On September 2, 2008, the Select Value Fund was renamed the Russell U.S. Value Fund.
#	As supplemented through September 2, 2008 and December 15, 2008.

Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds.

Fund	Class A	Class C	Class E	Class S	Class I	Class Y
Russell U.S. Core Equity	X	X	X	X	X	X
Russell U.S. Small & Mid Cap	X	X	X	X	X	X
Russell U.S. Quantitative Equity	X	X	X	X	X	X
Russell Tax-Managed U.S. Large Cap		X	X	X
Russell Tax-Managed U.S. Mid & Small Cap		X	X	X
Russell International Developed Markets	X	X	X	X	X	X
Russell Emerging Markets	X	X	X	X		X
Russell Investment Grade Bond		X	X	X	X	X
Russell Strategic Bond	X	X	X	X	X	X
Russell Money Market	X			X		X
Russell Global Equity	X	X	X	X		X
Russell Real Estate Securities	X	X	X	X		X
Russell Short Duration Bond	X	X	X	X		X
Russell Tax Exempt Bond		X	X	X
Russell U.S. Growth		X	X	X	X
Russell U.S. Value		X	X	X	X

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, and the provisions of Massachusetts’s law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds, except for the Russell Real Estate Securities Fund, is diversified. Under the Investment Company Act of 1940 as amended (the “1940 Act”), a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares of the Russell Money Market Fund are not subject to an initial sales charge but are subject to a Rule 12b-1 fee of up to 0.75% (currently limited to 0.15%). Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. The Class I, Class Y, and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

At January 31, 2008, the following shareholders owned 5% or more of any Class of any Fund’s Shares:

Russell Emerging Markets Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 12.75%, Record.

Russell Emerging Markets Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 21.87%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 11.11%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 7.20%, Record.

Russell Emerging Markets Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 21.67%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 11.24%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 10.82%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 6.84%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.13%, Record.

Russell U.S. Core Equity Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 16.09%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 13.85%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 13.11%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 10.51%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702- 7140, 6.64%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.59%, Record.

AST CAPITAL TRUST CO OF DE TTEE FBO, KARR TUTTLE CAMPBELL RSP, 2800 N CENTRAL #900, PHOENIX AZ 85004-1037, 5.40%, Record.

Russell U.S. Core Equity Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38.61%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.06%, Record.

Russell U.S. Core Equity Fund - Class Y--VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 11.58%, Record.

RTC AS TTEE FOR THE LIONS CLUBS, INTL FDN GRANTOR TRUST, RUSSELL INV GRP CS-ADMIN, 909 A ST FL 4,

TACOMA WA 98402- 10.67%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 7.11%, Record.

RTC AS TRUSTEE FOR, INDIAN COMMUNITY SCHOOL OF, MILWAUKEE INC GRANTOR TRUST, C/O MARGIE R BUBLITZ CFO, 10405 W SAINT MARTINS RD, FRANKLIN WI 53132-2421, 6.43%, Record.

RTC AS TTEE FOR THE ARCHSTONE, FOUNDATION GRANTOR TRUST, RUSSELL INVESTMENT GROUP, ATTN MARY ROBBINS, 909 A ST, TACOMA WA 98402-5111, 5.75%, Record.

Russell U.S. Small & Mid Cap Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 26.73%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 17.16%, Record.

ORCHARD TRUST COMPANY LLC, TRUSTEE/CUST FBO RETIREMENT PLANS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111- 8.19%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 7.27%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.80%, Record.

AST CAPITAL TRUST OF DE CUST FBO, OVERLAKE INTERNAL MEDICINE ASSOC, PO BOX 52129, PHOENIX AZ 85072-2129, 5.44%, Record.

AST CAPITAL TRUST CO CUSTODIAN FBO, SHANNON & WILSON INC 401K, 2800 N CENTRAL #900, PHOENIX AZ 85004-1037, 5.04%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.01%, Record.

Russell U.S. Small & Mid Cap Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 42.58%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.43%, Record.

Russell U.S. Small & Mid Cap Fund - Class Y--ALCOA FOUNDATION, ATTN ROBERT WENNEMER, 201 ISABELLA ST, PITTSBURGH PA 15212-5827, 33.39%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 18.86%, Record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 14.01%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 12.10%, Record.

STATE STREET BANK & TRUST CO TTEE, PG & E POST RETMNT MEDICAL PL TRUST, NON-MANAGEMENT EMPLOYEES & RETIREES, ATTN: LUKE MCCABE, PO BOX 351, BOSTON MA 02101, 9.70%, Record.

Russell U.S. Quantitative Equity Fund - Class E--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 24.87%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 16.76%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 9.87%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 7.80%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.89%, Record.

Russell U.S. Quantitative Equity Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 41.83%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.45%, Record.

Russell U.S. Quantitative Equity Fund - Class Y--VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 20.39%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 12.23%, Record.

TOYOTA USA FOUNDATION INC, ROBERTA FALLY - MAILSTOP G201, 19001 S WESTERN AVE, TORRANCE CA 90501-1106, 7.54%, Record.

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.76%, Record.

WOODS CHARITABLE FUND INC, ATTN MS PAM BAKER, PO BOX 81309, LINCOLN NE 68501-1309, 5.08%, Record.

Russell Investment Grade Bond Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35.20%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 22.48%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 7.79%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 7.40%, Record.

Russell Investment Grade Bond Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.94%, Record.

TRUSTLYNX & CO # PAS, PO BOX 17748, DENVER CO 80217-0748, 6.24%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.22%, Record.

Russell Investment Grade Bond Fund - Class S--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 26.80%, Record.

Russell Investment Grade Bond Fund - Class Y--VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 19.69%, Record.

TOYOTA USA FOUNDATION INC, ROBERTA FALLY - MAILSTOP G201, 19001 S WESTERN AVE, TORRANCE CA 90501-1106, 12.41%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 7.64%, Record.

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.90%, Record.

RTC AS TTEE FOR, COLLEGE-IN-COLORADO SCHOLARSHIP TR, RUSSELL INVESTMENT GROUP, ATTN JACKIE GILMORE, 909 A ST, TACOMA WA 98402-5111, 5.32%, Record.

JAMES F ALLEN TTEE &, RICHARD HILL LAUBER TTEE, MASONRY INSTITUTE UA DTD 10/13/77, BBFO ATTN LAUREL SCOTTI, 2340 S RIVER RD STE 303, DES PLAINES IL 60018-3224, 5.28%, Record.

TRIANGLE COMMUNITY FOUNDATION, CORE FIXED INCOME, 324 BLACKWELL ST STE 1220, DURHAM NC 27701-3690, 5.20%, Record.

Russell Strategic Bond Fund - Class E--FIRST UNION NATIONAL BANK, MUTUAL FUNDS BLDG -3C4; TRUST OPS NC-1151, 1525 WEST WT HARRIS BLVD., CHARLOTTE, NC, 19.64%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 15.45%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 8.24%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.41%, Record.

WELLS FARGO BANK N.A., 5.84%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702- 7140, 5.19%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.02%, Record.

Russell Strategic Bond Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 40.33%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 9.50%, Record.

Russell Strategic Bond Fund - Class Y--RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 33.51%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 32.84%, Record.

RTC AS TRUSTEE FOR, RUTLAND REGIONAL MEDICAL CTR, ATTN MR EDWARD OGORZALEK, 160 ALLEN ST, RUTLAND VT 05701-4560, 13.56%, Record.

VIRTUA HEALTH FOUNDATION INC, CORPORATE FINANCE DEPT, ATTN ANITA HO ACCOUNTING MANAGER, 20 W STOW RD STE 8, MARLTON NJ 08053-3160, 10.20%, Record.

RTC AS TTEE FOR THE ORDER OF ST, BENEDICT OF NEW JERSEY GRANTOR, TRUST, 909 A ST, TACOMA WA 98402-5111, 8.01%, Record.

Russell Global Equity Fund - Class A--DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 6.47%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.62%, Record.

Russell Global Equity Fund - Class E--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.14%, Record.

Russell Global Equity Fund - Class S--GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 22.37%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.66%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 13.24%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.25%, Record.

Russell International Developed Markets Fund - Class E--PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 27.67%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.16%, Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 11.26%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 8.51%, Record.

DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 6.66%, Record.

Russell International Developed Markets Fund - Class I--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 43.63%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.18%, Record.

Russell International Developed Markets Fund - Class Y--VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 16.98%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 11.17%, Record.

STEELCASE FOUNDATION, ATTN SUSAN BROMAN, PO BOX 1967, GRAND RAPIDS MI 49501-1967, 8.44%, Record. SOUTH DAKOTA COMMUNITY FOUNDATION, PO BOX 296, PIERRE SD 57501-0296, 7.43%, Record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 5.49%, Record.

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.29%, Record.

Russell Money Market Fund - Class S STATE STREET BANK & TRUST COMPANY, FBO FRIC SECURITIES

LENDING, PORTFOLIO, 2 AVENUE DE LAFAYETTE UNIT ECA1, BOSTON MA 02111-1724, 16.68%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.06%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.77%, Record.

Russell Real Estate Securities Fund - Class A DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 9.41%, Record.

Russell Real Estate Securities Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 25.02%, Record. PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 13.60%, Record. PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 12.46%, Record.

Russell Real Estate Securities Fund - Class S BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 15.09%, Record. NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 14.99%, Record. GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 13.11%, Record. EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 7.54%, Record.

Russell U.S. Growth Fund - Class C A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 5.76%, Record.

Russell U.S. Growth Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 69.63%, Record. A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 14.56%, Record.

Russell U.S. Growth Fund - Class I NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 18.32%, Record. APEX FOUNDATION, ATTN DAVID BRADY, PO BOX 1607, BELLEVUE WA 98009-1607, 15.30%, Record. LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- PAUL KIM, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1203, 7.00%, Record. CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.34%, Record.

Russell U.S. Growth Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.59%, Record.

Russell U.S. Value Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 34.90%, Record. GPC SECURITIES INC AS AGENT FOR, MERRILL LYNCH TR CO FSB TTEE FBO, NORWOOD CLINIC, INC. 401(K) PS, RETIREMENT PLAN, PO BOX 105117, ATLANTA GA 30348-5117, 18.14%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 8.17%, Record. SEI TRUST COMPANY, C/O IAG BEARD ACCOUNTS, ATTN MUTUAL FUNDS ADMINSTRATOR, ONE FREEDOM VALLEY DR, OAKS PA 5.74%, Record.

Russell U.S. Value Fund - Class I NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 29.56%, Record. APEX FOUNDATION, ATTN DAVID BRADY, PO BOX 1607, BELLEVUE WA 98009-1607, 14.15%, Record. LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- PAUL KIM, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1203, 6.84%, Record.

Russell U.S. Value Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF

OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.45%, Record. CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.08%, Record.

Russell Short Duration Bond Fund - Class A RUSSELL FUND SERVICES COMPANY, ATTN MARK SWANSON, PO BOX 1616, TACOMA WA 98401-1616, 24.19%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 9.48%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 8.83%, Record. DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 6.02%, Record.

Russell Short Duration Bond Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 42.79%, Record.

IDAHO TRUST NATIONAL BANK, INVESTMENT DEPARTMENT, 888 W BROAD ST, BOISE ID 83702-7140, 20.81%, Record.

PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816- 7.47%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702- 7140, 7.38%, Record.

Russell Short Duration Bond Fund - Class S CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 23.95%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.80%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.73%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 5.80%, Record.

Russell Tax Exempt Bond Fund - Class C NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.43%, Record.

Russell Tax Exempt Bond Fund - Class E PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816- 13.25%, Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.50%, Record.

Russell Tax Exempt Bond Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39.92%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 15.60%, Record.

Russell Tax-Managed Global Equity Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 25.38%, Record.

MERRILL LYNCH PF & S INC., 4800 DEAR LAKE DR E, JACKSONVILLE, FL, 32246, 13.10%, Record. A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 9.06%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.02%, Record.

Russell Tax-Managed U.S. Large Cap Fund - Class C NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.71%, Record.

Russell Tax-Managed U.S. Large Cap Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.90%, Record.

Russell Tax-Managed U.S. Large Cap Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 52.87%, Record.

RUSSELL TAX-MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 8.97%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.81%, Record.

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.89%, Record.

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class E NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 11.70%, Record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 6.53%, Record.

FIRST UNION NATIONAL BANK, MUTUAL FUNDS BLDG -3C4; TRUST OPS NC-1151, 1525 WEST WT HARRIS BLVD., CHARLOTTE, NC, 5.42%, Record.

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 52.45%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.39%, Record.

RUSSELL TAX-MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 6.07%, Record.

At January 31, 2008, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.

Russell U.S. Core Equity Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 26.35%, Record.

Russell U.S. Small & Mid Cap Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 34.87%, Record.

Russell U.S. Quantitative Equity Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.52%, Record.

Russell Strategic Bond Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 36.55%, Record.

Russell International Developed Markets Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35.72%, Record.

Russell Tax Exempt Bond Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 36.82%, Record.

Russell Tax-Managed U.S. Large Cap Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 49.87%, Record.

Russell Tax-Managed U.S. Mid & Small Cap Fund--NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 49.30%, Record.

The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with Russell Investment Management Company (“RIMCo”), the Funds’ Adviser, and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are five Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds’ accounting and financial reporting policies and practices and their internal controls, and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds’ records and the safekeeping arrangements of RIC’s custodian, reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, and Ms. Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2007, the Audit Committee held five meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2007, the Nominating and Governance Committee held one meeting.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Ms. Julie W. Weston and Messrs. Thaddas L. Alston, Jack R. Thompson and Greg J. Stark. For the fiscal year ending October 31, 2007, the Investment Committee held four meetings.

RIC paid in aggregate $962,161 for the fiscal year ended October 31, 2007 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served		Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES

#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• •	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc.	49	None
				• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
				• Until 2004, Managing Director, of Individual Investor Services, FRC
				• 2000 to 2004 Managing Director, Sales and Client Service, RIMCo

# Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served		Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006		Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman since 2005		• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington	49	• Director, Avista Corp; (electric utilities) • Trustee, Principal Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
				• President, Kristianne Gates Blake, P.S. (accounting services)
				• February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF
				• Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	49	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	49	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	49	• Director, Sparx Asia Funds (investment company) • Director, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	Retired	49	None

  * Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office		Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•	Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo	49	None
			•	Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”))
			•	Chairman, Sunshine Management Services, LLC (investment adviser)

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	•	President, Anderson Management Group LLC (private investments consulting)	49	None
			•	February 2002 to June 2005, Lead Trustee, RIC and RIF
			•	Trustee of RIC and RIF until 2006
			•	Chairman of the Nominating and Governance Committee 2006

William E. Baxter, Born June 8, 1925	Trustee Emeritus since 2004	Five year term	• •	Retired since 1986 Trustee of RIC and RIF until 2004	49	None
909 A Street Tacoma, Washington 98402-1616

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• • •	Retired since 1995 Trustee of RIC and RIF until 2005 Chairman of the Nominating and Governance Committee 2001-2005	49	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• •	Retired since 1981 Trustee of RIC and RIF until 2004	49	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name , Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office		Principal Occupation(s) During the Past 5 Years

OFFICERS
Cheryl Wichers Born December 16, 1966	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•	Chief Compliance Officer, RIC
			•	Chief Compliance Officer, RIF
			•	Chief Compliance Officer, RIMCo
909 A Street			•	Chief Compliance Officer, RFSC
Tacoma, Washington 98402-1616			•	April 2002-May 2005, Manager, Global Regulatory Policy
Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees	•	President and CEO, RIC and RIF
			•	Chairman of the Board, President and CEO, RIMCo
			•	Chairman of the Board, President and CEO, Russell Financial Services, Inc.
98402-1616			•	Chairman of the Board, President and CEO, RFSC
			•	Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
			•	Until 2004, Managing Director of Individual Investor Services, FRC
			•	2000 to 2004, Managing Director, Sales and Client Service, RIMCo
Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• • •	Treasurer, Chief Accounting Officer and CFO, RIC and RIF Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc. Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967	Chief Investment Officer since 2008	Until removed by Trustees	• •	Chief Investment Officer, RIC, RIF 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

909 A Street Tacoma, Washington 98402-1616
Gregory J. Lyons, Born August 24, 1960	Secretary since 2007	Until successor is chosen and qualified by Trustees	•	Associate General Counsel and Assistant Secretary FRC and RIA
909 A Street			•	Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
Tacoma, Washington 98402-1616			•	Secretary and Chief Legal Counsel, RIC and RIF

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007

INTERESTED TRUSTEES	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
Michael J. Phillips*	$ 0	$ 0	$ 0	$ 0
Greg J. Stark**	$ 0	$ 0	$ 0	$ 0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$ 96,387	$ 0	$ 0	$ 100,000
Kristianne Blake	$ 149,879	$ 0	$ 0	$ 155,500
Daniel P. Connealy	$ 97,367	$ 0	$ 0	$ 101,000
Jonathan Fine	$ 96,386	$ 0	$ 0	$ 100,000
Raymond P. Tennison, Jr.	$ 103,137	$ 0	$ 0	$ 107,000
Jack R. Thompson	$ 96,391	$ 0	$ 0	$ 100,000
Julie W. Weston	$ 108,919	$ 0	$ 0	$ 113,000
TRUSTEES EMERITUS
George F. Russell, Jr.	$ 0	$ 0	$ 0	$ 0
Paul E. Anderson#	$ 53,312	$ 0	$ 0	$ 55,333
Paul Anton, Ph.D.##	$ 40,096	$ 0	$ 0	$ 41,600
William E. Baxter	$ 40,096	$ 0	$ 0	$ 41,600
Lee C. Gingrich	$ 40,096	$ 0	$ 0	$ 41,600
Eleanor W. Palmer	$ 40,096	$ 0	$ 0	$ 41,600
*	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees
**	Mr. Stark was elected to the RIC Board of Trustees effective October 4, 2007.
#	Mr. Paul Anderson was elected Trustee Emeritus effective January 1, 2007.
##	Effective December 31, 2007, Dr. Anton’s term as Trustee Emeritus expired.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2007

INTERESTED TRUSTEES	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
Greg J. Stark	Russell Global Equity Fund Russell Strategic Bond	$50,001-$100,000 $10,001-$50,000	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	Russell Emerging Markets Fund Russell U.S. Core Equity Fund Russell International Developed Markets Fund Russell Money Market Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Kristianne Blake	Russell Global Equity Fund Russell U.S. Value Fund	Over $100,000 Over $100,000	Over $100,000
Daniel P. Connealy	Russell U.S. Core Equity Fund Russell International Developed Markets Fund Russell Strategic Bond Fund Russell Emerging Markets Fund Russell U.S. Value Fund Russell U.S. Growth Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Jonathan Fine	Russell Real Estate Securities Fund Russell Money Market Fund Russell Strategic Bond Fund	$10,001-$50,000 Over $100,000 $10,001-$50,000	Over $100,000

	Russell Emerging Markets Fund	$50,001-$100,000
	Russell U.S. Growth Fund	$10,001-$50,000
	Russell Global Equity Fund	$50,001-$100,000
	Russell Tax Exempt Bond Fund	$10,001-$50,000
	Russell U.S. Quantitative Equity Fund	$50,001-$100,000
	Russell Tax-Managed U.S. Large Cap Fund	$50,001-$100,000
	Russell U.S. Core Equity Fund	$50,001-$100,000
	Russell U.S. Small & Mid Cap Fund	$50,001-$100,000
	Russell International Developed Markets Fund	$50,001-$100,000
	Russell U.S. Quantitative Equity Fund	$10,001-$50,000
Raymond P. Tennison, Jr.	Russell U.S. Core Equity Fund	Over $100,000	Over $100,000
	Russell U.S. Small & Mid Cap Fund	Over $100,000
	Russell U.S. Quantitative Equity Fund	Over $100,000
	Russell International Developed Markets Fund	Over $100,000
	Russell Real Estate Securities Fund	$10,001-$50,000
	Russell U.S. Value Fund	$50,001-$100,000
	Russell Tax Exempt Bond Fund	$10,001-$50,000
Jack R. Thompson	Russell Emerging Markets Fund Russell Real Estate Securities Fund Russell U.S. Growth Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Julie W. Weston	Russell International Developed Markets Fund	$1,000-$10,000	Over $100,000
	Russell Global Equity Fund	$10,001-$50,000
	Russell Real Estate Securities Fund	$10,001-$50,000
	Russell Strategic Bond Fund	$10,001-$50,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson	None	None	Over $100,000
Paul Anton, Ph.D.*	Russell Real Estate Securities Fund	$10,001-$50,000	Over $100,000
	Russell U.S. Small & Mid Cap Fund	$10,001-$50,000
	Russell International Developed Markets Fund	$10,001-$50,000
	Russell Emerging Markets Fund	$10,001-$50,000
William E. Baxter	Russell U.S. Quantitative Equity Fund	$1,000-$10,000	$1,000-$10,000
Lee C. Gingrich	Russell Real Estate Securities Fund	Over $100,000	Over $100,000
	Russell U.S. Small & Mid Cap Fund	$10,001-$50,000
	Russell U.S. Quantitative Equity Fund	$10,001-$50,000
Eleanor W. Palmer	None	None	None

   *  Effective December 31, 2007, Dr. Anton’s term as Trustee Emeritus expired.

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser	Russell Investment Management Company

Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company

Money Managers	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

Distributor	Russell Financial Services, Inc. (formerly Russell Fund Distributors, Inc.)

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services.

FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER AND ADMINISTRATOR. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Until January 1, 2008, the Funds paid RIMCo a fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to RFSC. There was no change in the services provided to the Funds or in aggregate fees paid by the Funds for advisory and administrative services.

Except for the Russell Money Market Fund, RIMCo allocates most of each Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Fund’s Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates the performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo currently manages the Russell Money Market Fund. RIMCo, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Each of the Funds pays an advisory fee directly to RIMCo and an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of 0.05% of the average daily net asset value of each Fund. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.)

In addition to the advisory and administrative fees payable by the Funds to RIMCo and RFSC, each Fund that invests its cash reserves or collateral received in securities lending transactions in the Russell Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of the Russell Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Russell Money Market Fund pays to RIMCo and RFSC. The cash reserves and a portion of the securities lending collateral for all Funds are invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves and securities lending collateral invested in the Russell Money Market Fund is 0.10% (net of fee waivers and reimbursements).

The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, respectively:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2007	2006	2005	2007	2006	2005
Russell Real Estate Securities	17,374,753	14,117,404	11,429,600	0.80%	0.80%	0.80%
Russell Global Equity*	6,154,145	N/A	N/A	0.95%	N/A	N/A
Russell Tax Exempt Bond	994,132	813,614	695,404	0.30%	0.30%	0.30%
Russell U.S. Core Equity	9,877,300	7,838,325	5,567,594	0.55%	0.55%	0.55%
Russell U.S. Small & Mid Cap	4,353,337	4,546,511	6,114,869	0.70%	0.70%	0.70%
Russell U.S. Quantitative Equity	9,533,647	8,472,726	7,881,044	0.55%	0.55%	0.55%
Russell Tax-Managed U.S. Large Cap	3,820,905	3,164,647	2,776,806	0.70%	0.70%	0.70%
Russell Tax-Managed U.S. Mid & Small Cap	2,432,046	1,905,548	1,483,682	0.98%	0.98%	0.98%
Russell International Developed Markets	14,266,417	12,724,054	11,426,606	0.70%	0.70%	0.70%
Russell Emerging Markets	16,650,986	11,961,392	8,499,025	1.15%	1.15%	1.15%
Russell Investment Grade Bond	3,432,498	3,327,844	2,906,656	0.25%	0.25%	0.25%
Russell Strategic Bond	5,816,173	3,607,880	2,670,565	0.50%	0.50%	0.50%
Russell Short Duration Bond	3,241,444	5,172,197	5,437,276	0.45%	0.45%	0.45%
Russell Money Market	10,565,141	7,373,062	5,919,767	0.20%	0.20%	0.20%
Russell U.S. Value	3,187,868	2,674,939	2,418,537	0.70%	0.70%	0.70%
Russell U.S. Growth	1,534,923	1,495,224	1,299,453	0.80%	0.80%	0.80%

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo and RFSC have contractually agreed to waive all or a portion of their advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Current Waivers:

Beginning January 1, 2008, for the Russell Money Market Fund, RIMCo has contractually agreed to waive, at least through February 28, 2010, 0.15% of its advisory fee.

Beginning September 1, 2008, for the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least through February 28, 2009 up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Beginning September 1, 2008, for the Russell Short Duration Bond Fund, RIMCo has contractually agreed to waive at least through February 28, 2009, up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Beginning January 1, 2008, for the Russell U.S. Growth Fund, RIMCo has contractually agreed to waive, at least through February 29, 2009, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Investment Grade Bond and Russell Strategic Bond Funds, RFSC will waive 0.02% of its 0.05% administrative fee until September 30, 2008.

Beginning September 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth below.

Fund and Class	Amount Waived
Russell U.S. Core Equity - Class E	0.13%
Russell U.S. Small & Mid Cap – Class E	0.13%
Russell U.S. Quantitative Equity – Class E	0.13%
Russell Investment Grade Bond – Class E	0.13%
Russell Strategic Bond – Class E	0.13%
Russell International Developed Markets – Class E	0.13%
Russell U.S. Core Equity - Class I	0.05%
Russell U.S. Quantitative Equity – Class I	0.05%
Russell Investment Grade Bond – Class I	0.05%
Russell Strategic Bond – Class A,C & S	0.02%
Russell Strategic Bond – Class I	0.05%
Russell International Developed Markets– Class I	0.05%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.08%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.08%
Russell U.S. Growth Fund -- Class I	0.05%

Beginning October 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth below.

Money Market Fund – Class A	0.01%
Money Market Fund – Class S	0.12%

Past Waivers:

From January 1, 2008 through August 31, 2008, for the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

From January 1, 2008 through August 31, 2008, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

From January 1, 2008 through August 31, 2008, for the Class E Shares of the Russell Investment Grade Bond Fund, RFSC contractually agreed to waive its transfer agency fees to the extent that those fees for that class exceed 0.05% of the average daily net assets of the Class E Shares.

For the Class E Shares of the Russell Investment Grade Bond Fund, RIMCo as transfer agent contractually agreed to waive from October 22, 2007 to December 31, 2007 its transfer agency fees to the extent that those fees for that class exceeded 0.05% of the average daily net assets of the Class E Shares. There were no waivers for the fiscal year ended October 31, 2007.

From January 1, 2008 through August 31, 2008, for Class I Shares of the Russell U.S. Growth Fund, RFSC contractually agreed to waive its transfer agency fees to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares.

For the Russell Money Market Fund, RIMCo contractually agreed to waive through December 31, 2007, 0.15% of its 0.25% combined advisory and administrative fee. RIMCo waived fees in the amounts of $4,424,757, $5,529,795 and $7,923,640 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $2,974,952, $3,686,532 and $5,282,785 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $187,394, $178,899 and $134,550 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. There was no reimbursement for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $1,371,986, $1,823,871 and $2,425,797 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

Effective March 1, 2007, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers for the fiscal year ended October 31, 2007. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $3,601,605 for the fiscal year ended October 31, 2007.

For the Class Y Shares of each of the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Investment Grade Bond and Russell Strategic Bond Funds, RIMCo contractually agreed to waive through February 28, 2006, up to the full amount of its transfer agency fees to the extent that those fees affected “Other Expenses” of Class Y Shares of one of those Funds by one basis point or more. For the fiscal years ended October 31, 2005 and 2006, respectively, RIMCo did not waive any portion of its transfer agency fees for any of those Funds.

For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 0.85% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. RIMCo waived fees in the amount of $166,194, $234,128 and $91,326 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

For the Russell U.S. Value Fund, RIMCo had contractually agreed to waive through February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. RIMCo waived fees in the amount of $0, $0 and $0 for the fiscal years ended October 31, 2005, 2006 and 2007, respectively.

Effective September 15, 2004, for the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Investment Grade Bond and Russell Strategic Bond Funds, RIMCo contractually agreed to waive through December 31, 2007, 0.02% of its 0.05% administrative fee. For the fiscal years ended October 31, 2005, 2006 and 2007 RIMCo waived administrative fees in the amounts of $202,458, $285,030 and $359,174 for the Russell U.S. Core Equity Fund, $174,710, $129,900 and $124,381 for the Russell U.S. Small & Mid Cap Fund, $286,583, $308,099 and $346,678 for the Russell U.S. Quantitative Equity Fund, $326,474, $363,544 and $407,612 for the Russell International Developed Markets Fund, $232,533, $266,228 and $274,600 for the Russell Investment Grade Bond Fund and $106,823, $144,315 and $232,647 for the Russell Strategic Bond Fund, respectively.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2007	2006	2005	2007	2006	2005

Russell Real Estate Securities	12,297,585	10,033,298	8,033,791	0.57%	0.57%	0.56%
Russell Global Equity*	3,859,218	N/A	N/A	0.60%	N/A	N/A
Russell Tax Exempt Bond	399,202	312,699	239,050	0.12%	0.12%	0.10%
Russell U.S. Core Equity	6,002,229	4,822,806	3,366,246	0.33%	0.34%	0.33%
Russell U.S. Small & Mid Cap	1,681,897	1,682,923	2,368,588	0.27%	0.26%	0.27%
Russell U.S. Quantitative Equity	7,074,888	6,511,796	5,929,651	0.41%	0.42%	0.41%
Russell Tax-Managed U.S. Large Cap	2,263,169	1,790,336	1,630,879	0.41%	0.40%	0.41%
Russell Tax-Managed U.S. Mid & Small Cap	1,583,634	1,225,531	946,086	0.64%	0.63%	0.62%
Russell International Developed Markets	8,336,682	7,226,834	6,494,575	0.41%	0.40%	0.40%
Russell Emerging Markets	9,446,177	6,976,508	4,812,407	0.65%	0.67%	0.65%
Russell Investment Grade Bond	2,496,916	2,440,213	2,144,328	0.18%	0.18%	0.18%
Russell Strategic Bond	4,615,845	2,795,816	2,071,681	0.40%	0.39%	0.39%
Russell Short Duration Bond	2,242,228	3,678,839	3,882,962	0.31%	0.32%	0.32%
Russell Money Market	10,565,141	7,373,062	5,919,767	0.20%	0.20%	0.20%
Russell U.S. Value	2,058,114	1,758,670	1,579,749	0.45%	0.46%	0.46%
Russell U.S. Growth	988,503	978,117	859,313	0.51%	0.52%	0.53%

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the RIMCo Manager’s performance, which performance is measured both quantitatively (evaluated based on 1-year and 3-year measurement horizons with pre-tax comparisons to both a Fund’s index benchmark and relevant peer group) and qualitatively (evaluated based on the RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process). Bonus determinations are made based on performance of all accounts managed by a RIMCo Manager taking into consideration the number of accounts and the assets under management in each account. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:

Russell U.S. Core Equity Fund	Russell 1000® Index Lipper Large-Cap Core Funds Average
Russell U.S. Quantitative Equity Fund	Russell 1000® Index Lipper Multi-Cap Core Funds Average
Russell U.S. Small & Mid Cap Fund	Russell 2500™ Index

Russell 2000® Index Lipper Small-Cap Core Funds Average
Russell International Developed Markets Fund	MSCI EAFE® Index Net (USD) Lipper International Multi-Cap Core Funds Average
Russell Global Equity Fund	MSCI World Net Dividend Index (USD) Lipper Global Multi-Cap Core Funds Average
Russell Investment Grade Bond Fund	Barclays Capital Aggregate Bond Index Lipper Intermediate Investment Grade Debt Funds Average
Russell Strategic Bond Fund	Barclays Capital Aggregate Bond Index Lipper BBB-Rated Corporate Debt Funds Average
Russell U.S. Growth Fund	Russell 1000® Growth Index Lipper Multi-Cap Growth Funds Average
Russell U.S. Value Fund	Russell 1000® Value Index Lipper Multi-Cap Value Funds Average
Russell Tax-Managed U.S. Large Cap Fund	S&P 500® Index Lipper Large-Cap Core Funds Average
Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Small Cap Completeness Index Russell 2500™ Index Lipper Mid-Cap Core Fund Average
Russell Real Estate Securities Fund	FTSE NAREIT Equity REIT Index Lipper Real Estate Funds Average
Russell Emerging Markets Fund	MSCI Emerging Markets Index Net (USD) Lipper Emerging Markets Funds Average
Russell Short Duration Bond Fund	Merrill Lynch U.S. Treasuries 1-3 Yr Lipper Short-Investment Grade Debt Funds Average
Russell Tax Exempt Bond Fund	Barclays Capital Municipal 1-10 Yr Blend (1-12) Index Lipper Intermediate Municipal Debt Funds Average
Russell Money Market Fund	Citigroup 3-Month Treasury Bill Index iMoneyNet First Tier Institutional Average

RIMCo Manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the regional chief investment officers’ recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS

THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007

RIMCO MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS MANAGED BY THE RIMCO MANAGER
Scott Crawshaw	None	Russell Emerging Markets
Bruce A. Eidelson	$10,001-$50,000	Russell Real Estate Securities
Tereasa Gandhi*	None	Russell Tax-Managed U.S. Large Cap
	None	Russell Tax-Managed U.S. Mid & Small Cap
	None**	Russell U.S. Growth
Phillip Hoffman	None	Russell Global Equity
Albert Jalso***	None#	Russell Short Duration Bond Fund
Dennis Jensen	None	Russell U.S. Value
	None##	Russell U.S. Quantitative Equity Fund
James A. Jornlin	None	Russell International Developed Markets
Brian Mock	None

Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Funds as described in the prospectuses.

Tom Monroe	None##	Russell U.S. Quantitative Equity
Michael R. Ruff***	None	Russell Investment Grade Bond
	None	Russell Strategic Bond
	None	Russell Short Duration Bond
	None	Russell Tax Exempt Bond
Stephen W. Skatrud*	None	Russell U.S. Growth
	None**	Russell U.S. Core Equity
Christopher D. Tessin	None	Russell U.S. Small & Mid Cap
Dennis Trittin*	None	Russell U.S. Core Equity

*	Mr. Skatrud was the Portfolio Manager for the Russell U.S. Growth until April 30, 2008. Effective May 1, 2008, Ms. Gandhi became the Portfolio Manager for the Russell U.S. Growth Fund. Mr. Trittin was the Portfolio Manager for the Russell U.S. Core Equity Fund until April 30, 2008. Effective May 1, 2008, Mr. Skatrud became the Portfolio Manager for the Russell U.S. Core Equity Fund.
**	The information provided for Ms. Gandhi for the Russell U.S. Growth Fund and for Mr. Skatrud regarding the Russell U.S. Core Equity Fund is as of March 31, 2008.
***	Mr. Ruff was the Portfolio Manager for the Russell Short Duration Bond Fund until October 26, 2008. Effective October 27, 2008, Mr. Jalso became the Portfolio Manager for the Russell Short Duration Bond Fund.
#	The information provided for Mr. Jalso for the Russell Short Duration Bond Fund is as of October 22, 2008.
##

Mr. Monroe will be the Portfolio Manager for the Russell U.S. Quantitative Equity Fund until December 31, 2008. Effective January 1, 2009 Mr. Jensen will be the Portfolio Manager for the Russell U.S. Quantitative Equity Fund. The information provided for Mr. Jensen for the Russell U.S. Quantitative Equity Fund is as of December 1, 2008.

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, which includes money manager selection and allocation, is guided by the principal that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principal, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the Asset Class Directors who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the Asset Class Director and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF OCTOBER 31, 2007

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Scott Crawshaw	0	$0	3	$4,423.5	0	$0	$4,423.5
Bruce A. Eidelson	1	$573.5	6	$3,184.8	0	$0	$3,758.3
Tereasa Gandhi**	0	0	3	$1,255.4	0*	$0	$1,255.4
Phillip Hoffman	0	$0	9	$13,005.1	2	$2,198.5	$15,203.6
Albert Jalso##	0	$0	2	$483.9	0	0	$483.9
Dennis Jensen###	0	$0	9	$5,595.8	1	$107.7	$5,703.5
James A. Jornlin	1	$454.2	8	$5,941.1	2	$944.1	$7,339.4
Brian Mock	0	$0	16	$1,718.7	0	$0	$1,718.7
Tom Monroe	0	$0	11	$7,852.1	2	$622.2	$8,474.3
Michael R. Ruff	1	$326.2	5	$2,651.2	1	$1,040.8	$4,018.2
Stephen W. Skatrud**	1	413.8	11	$10,366.3	0	$0	$10,780.1
Christopher D. Tessin	1	$245.7	6	$3,841.6	2	$806.5	$4,893.8
Dennis J. Trittin#	1	$475.6	4	$8,132.8	0	$0	$8,608.0

*	Does not include 278 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by RIMCo. Ms. Gandhi does not exercise investment discretion over these accounts.

** The information for Ms. Gandhi and Mr. Skatrud is as of March 31, 2008.

#   Effective May 1, 2008, Mr. Trittin no longer manages any RIC Accounts.

## The information for Mr. Jalso is as of August 30, 2008.

### The information for Mr. Jensen is as of October 31, 2008.

MONEY MANAGERS. Except with respect to the Russell Money Market Fund, the Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2007, 2006 and 2005, fees paid to the money managers were:

				Annual rate
Fund	$Amount Paid			(as a % of average daily net assets)
	2007	2006	2005	2007	2006	2005

Russell Real Estate Securities	5,077,168	4,084,106	3,395,809	0.23%	0.23%	0.24%
Russell Global Equity*	2,294,927	N/A	N/A	0.35%	N/A	N/A
Russell Tax Exempt Bond	594,930	500,915	456,354	0.18%	0.18%	0.20%
Russell U.S. Core Equity	3,875,071	3,015,519	2,201,348	0.22%	0.21%	0.22%
Russell U.S. Small & Mid Cap	2,671,440	2,863,588	3,746,281	0.43%	0.44%	0.43%
Russell U.S. Quantitative Equity	2,458,759	1,960,930	1,951,393	0.14%	0.13%	0.14%
Russell Tax-Managed U.S. Large Cap	1,557,736	1,374,311	1,145,927	0.29%	0.30%	0.29%
Russell Tax-Managed U.S. Mid & Small Cap	848,412	680,017	537,596	0.34%	0.35%	0.36%
Russell International Developed Markets	5,929,735	5,497,220	4,932,031	0.29%	0.30%	0.30%
Russell Emerging Markets	7,204,809	4,984,884	3,686,618	0.50%	0.48%	0.50%
Russell Investment Grade Bond	935,582	887,631	762,328	0.07%	0.07%	0.07%
Russell Strategic Bond	1,200,328	812,064	598,884	0.10%	0.11%	0.11%
Russell Short Duration Bond	999,216	1,493,358	1,554,314	0.14%	0.13%	0.13%
Russell U.S. Value	1,129,754	916,269	838,788	0.25%	0.24%	0.24%
Russell U.S. Growth	546,420	517,107	440,140	0.29%	0.28%	0.27%

* The Russell Global Equity Fund commenced operations on February 28, 2007.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building 200 Newport Avenue North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of RIC’s Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Management and Advisors, L.P.	Yes	No	Yes
AllianceBernstein L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Altrinsic Global Advisors, LLC	Yes	No	Yes
AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes
Armstrong Shaw Associates Inc.	Yes	Yes, subject to blackout periods	Yes
Arnhold and S.Bleichroeder Advisers, LLC	Yes	Yes, subject to blackout periods	Yes
Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes
Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes
Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Chartwell Investment Partners	Yes	Yes, subject to blackout periods	Yes
ClariVest Asset Management, LLC	Yes	No	Yes
Cohen & Steers Capital Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Columbus Circle Investors	Yes	Yes, subject to blackout periods	Yes
Cornerstone Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Delaware Management Company, a series of Delaware Management Business Trust	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
DePrince, Race & Zollo, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Drake Capital Management, LLC	Yes	Yes, subject to blackout periods	Yes
Franklin Portfolio Associates, LLC	Yes	Yes, subject to blackout periods	Yes
Fuller & Thaler Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Gartmore Global Partners	Yes	Yes, subject to blackout periods	Yes
Genesis Asset Managers , LLP	Yes	Yes, subject to blackout periods	Yes
Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Gould Investment Partners LLC	Yes	Yes	Yes
Harding Loevner LLC	Yes	Yes, subject to blackout periods	Yes
Harris Associates, L.P.	Yes	Yes, subject to blackout periods	Yes
Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Hyperion Brookfield Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Institutional Capital LLC	Yes	No	Yes
INTECH Investment Management LLC	Yes	Yes, subject to blackout periods	Yes
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes
Iridian Asset Management LLC	Yes	Yes, subject to blackout periods	Yes
J.P. Morgan Investment Management Inc.	Yes	Yes, subject to blackout periods	Yes
Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
JS Asset Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Lehman Brothers Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Logan Circle Partners, L.P.	Yes	Yes, subject to blackout periods	Yes
Marsico Capital Management Company, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes
Metropolitan West Asset Management, LLC	Yes	Yes, subject to blackout periods	Yes
MFS Institutional Advisors, Inc.	Yes	Yes, subject to blackout periods	Yes
Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes
Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes
Netols Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Palisades Investment Partners, LLC	Yes	Yes, subject to blackout periods	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
PanAgora Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Parametric Portfolio Associates LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Ranger Investment Management, L.P.	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc., and sell orders, all subject to approval by the CCO	Yes	Yes
RREEF America L.L.C.	Yes	Yes, subject to blackout periods	Yes
Russell Investment Management Company	Yes	Yes, subject to blackout periods	Yes
Sands Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes
Signia Capital Management, LLC	Severely restricts personal trading, except for managed, fee based accounts with full discretion and certain specific transactions such as the purchase or sale of shares of mutual funds, closed end funds, ETFs and index funds	Yes	Yes
Standish Mellon Asset Management Company LLC	Yes	Yes, subject to blackout periods	Yes
STW Fixed Income Management Ltd.	Yes	Yes	Yes
Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes
Sustainable Growth Advisers, LP	Severely restricts personal trading, except for certain specific transactions such as the purchase of mutual fund shares, U.S. government securities and municipal securities.	Yes	Yes
Systematic Financial Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Tradewinds Global Investors, LLC	Yes	Yes, subject to blackout periods	Yes
T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Transamerica Investment Partners, Inc.	Yes	Yes, subject to blackout periods	Yes
Turner Investment Partners, Inc.	Yes	Yes, but not in securities in which the adviser has a long or short position and subject to blackout periods	Yes
Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
UBS Global Asset Management (Americas) Inc.	Yes	Yes, subject to blackout periods	Yes
Wellington Management Company, LLP	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company Limited	Yes	Yes, subject to blackout periods	Yes

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7)  each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for Multiple Class Funds

In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.

For each Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the

Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For each Multiple Class Fund, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for Multiple Class Funds

Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

Under the Distribution Plan, the following Multiple Class Funds’ C Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2007, 2006 and 2005 (these amounts were for compensation to dealers):

	10/31/07	10/31/06	10/31/05

Russell Real Estate Securities	818,385	714,378	550,456
Russell Global Equity*	36,288	N/A	N/A
Russell Tax-Managed U.S. Large Cap	160,095	134,658	120,141
Russell Tax-Managed U.S. Mid & Small Cap	101,974	81,406	60,614
Russell Short Duration Bond	138,556	187,325	247,430
Russell Tax Exempt Bond	93,309	82,627	83,549
Russell Investment Grade Bond **	7,466	N/A	N/A
Russell Emerging Markets	401,183	322,261	212,216
Russell U.S. Growth	77,068	70,483	56,018
Russell U.S. Value	199,818	181,349	150,593
Russell U.S. Core Equity***	N/A	N/A	N/A
Russell U.S. Quantitative Equity***	N/A	N/A	N/A
Russell U.S. Small & Mid Cap***	N/A	N/A	N/A
Russell International Developed Markets***	N/A	N/A	N/A
Russell Strategic Bond***	N/A	N/A	N/A

*	The Russell Global Equity Fund commenced operations on February 28, 2007.
**	Class C Shares of the Russell Investment Grade Bond Fund commenced operations on October 22, 2007.
***	Class C Shares of the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets and Russell Strategic Bond Funds commenced operations on September 2, 2008.

Under the Distribution Plan, the following Multiple Class Funds’ A Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2007, 2006 and 2005 (these amounts were for compensation to dealers):

	10/31/07	10/31/06	10/31/05
Russell Real Estate Securities*	7,508	N/A	N/A
Russell Global Equity **	2,945	N/A	N/A
Russell Short Duration Bond*	2,105	N/A	N/A
Russell Emerging Markets*	3,702	N/A	N/A
Russell Money Market	160,773	$36,497	$10,047
Russell U.S. Core Equity***	N/A	N/A	N/A
Russell U.S. Quantitative Equity***	N/A	N/A	N/A
Russell U.S. Small & Mid Cap***	N/A	N/A	N/A
Russell International Developed Markets***	N/A	N/A	N/A
Russell Strategic Bond***	N/A	N/A	N/A
*	Class A Shares of these Funds commenced operations on March 1, 2007.
**	The Russell Global Equity Fund commenced operations on February 28, 2007.
***	Class A Shares of these Funds commenced operations on September 2, 2008.

SHAREHOLDER SERVICES PLANS. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of RIC’s Class C or Class E. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for any Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2007:

	Class C	Class E
Russell Real Estate Securities	272,795	145,290
Russell Global Equity*	12,096	23,706
Russell Tax-Managed U.S. Large Cap	53,365	36,972
Russell Tax-Managed U.S. Mid & Small Cap	33,991	7,700
Russell Short Duration Bond	46,185	50,217
Russell U.S. Core Equity***	N/A	116,107
Russell U.S. Small & Mid Cap***	N/A	98,078
Russell Investment Grade Bond**	2,489	83,968
Russell Strategic Bond***	N/A	43,399

Russell International Developed Markets***	N/A	140,495
Russell U.S. Quantitative Equity***	N/A	149,188
Russell Emerging Markets	133,728	81,880
Russell Tax Exempt Bond	31,103	41,515
Russell U.S. Growth	25,689	16,501
Russell U.S. Value	66,606	28,899

*     The Russell Global Equity Fund commenced operations on February 28, 2007.

**   Class C Shares of the Russell Investment Grade Bond Fund commenced operations on October 22, 2007.

*** Class C Shares of these Funds commenced operations on September 2, 2008.

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, RIMCo and RFSC have contractually agreed to waive and/or reimburse until February 28, 2009 all or a portion of their advisory and administrative fees with respect to certain Funds.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) payments pursuant to a distribution plan or shareholder services plan for that specific class, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of Certain Russell Funds (except the Russell Money Market Fund)

     Class A shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

The Funds receive the entire net asset value of all Class A shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below. The equity Funds and the fixed income Funds have different front-end sales charges. The equity Funds include the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Real Estate Securities, Russell Global Equity and Russell Emerging Markets Funds. The fixed income Funds include the Russell Strategic Bond and Russell Short Duration Bond Funds.

Equity Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Fixed Income Funds Front-End Sales Charge
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of up to 1.00%.

The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Commissions are paid to Financial Intermediaries on Class A share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Sales Charge Waivers and Reductions

Please see the applicable Russell Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class A Shares of the Russell Money Market Fund

Class A shares of the Russell Money Market Fund are sold without a front-end sales charge. Financial Intermediaries that sell Class A shares will receive the distribution fee payable under the Distribution Plan at an annual rate equal to 0.75% (presently limited to 0.15%) of the average daily net assets represented by the Class A shares sold by them.

Class C Shares of all Funds

Financial intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.

Class E Shares of all Funds

Financial intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

Class I, S and Y Shares of all Funds

Financial intermediaries will receive no shareholder services or distribution fees for these classes of shares.

Class S Shares of all Funds

MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S shares in the fee-based program for at least one year or opened your fee-based account prior to July 1, 2007, (c) the purchase of the Class A shares is part of a series of transactions designed to move you from Class S shares to Class A shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. Russell believes that an exchange between classes of the same Fund is not a taxable event, however please consult with your tax adviser for more information.

Class S, E and I Shares of All Funds

Except for the Russell Money Market Fund, Class S, E and I Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S, E or I Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, S or I Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class S, E and I Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S, E and I Shares available to those categories of investors listed above that qualify for access to Class S, E and I Shares. However, the Funds will not knowingly sell Class S, E or I Shares to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment Requirements.  If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. The Funds reserve the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

The following lists the exceptions to the minimum initial investment requirements:

1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.

2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.

3.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into contractual arrangement with the Funds to acquire Class Y Shares or (iii) with respect to shares acquired by a Russell Investments-advised account.

4.	For Class I Shares, the following categories of investor are not subject to any initial minimum investment requirement: (i) U.S. Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a U.S. Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Russell Investment Company or Russell Investment Funds; (v) Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children; and (vi) retired Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.

Uncashed Checks. Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Investment Grade Bond and Russell Strategic Bond Funds’ portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed–

income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short term securities maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The Funds utilize the amortized cost valuation method in accordance with Rule 2a–7 under the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. The Funds’ Board has established procedures for the purpose of maintaining a constant net asset value for the Russell Money Market Fund. However, there can be no assurance that a constant net asset value will be maintained for the Russell Money Market Fund. Such procedures typically include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the amortized cost per share. However, unless the particular circumstances (such as the impairment of the creditworthiness of the issuer) suggest that amortized cost is no longer appropriate, effective as of October 13, 2008 and through January 12, 2009, the Russell Money Market Fund shall, for purposes of such procedures, use the amortized cost method for valuing portfolio securities that (i) have a remaining maturity of 60 days or less, (ii) are First Tier Securities as that term is defined in paragraph (a)(12) of Rule 2a-7, and (iii) the Russell Money Market Fund reasonably expects to hold to maturity. Should such deviation exceed  1/2 of 1% for the Russell Money Market Fund, the Funds’ Board will promptly hold a meeting in person or by telephone conference call to consider what, if any, action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund, withholding dividends, utilizing a net asset value per share as determined by using available market quotations and investing all cash instruments maturing on the next business day.

Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Investment Grade Bond, Russell Real Estate Securities, Russell U.S. Growth and Russell U.S. Value Funds for investment income and/or capital appreciation and not for short–term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. The Russell U.S. Small & Mid Cap, Russell Strategic Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short–term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Russell Tax–Managed U.S. Large Cap Fund and the Russell Tax–Managed U.S. Mid & Small Cap Fund, which seek to minimize the impact of taxes on their shareholders, attempt to limit short–term capital gains and to minimize the realization of net long–term capital gains. These policies are expected to result in a lower portfolio turnover rate for the Russell Tax–Managed U.S. Large Cap Fund and the Russell Tax–Managed U.S. Mid & Small Cap Fund.

The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio.

The Funds, except the Russell Tax Exempt Bond, Russell Tax–Managed U.S. Large Cap and Russell Tax–Managed U.S. Mid & Small Cap Funds, do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE.    The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments. For the Russell Investment Grade Bond, Russell Strategic Bond and Russell Short Duration Bond Funds the increase in portfolio turnover rates for the fiscal year ended October 31, 2007 was a result of changes to the asset allocation of certain RIC Funds of Funds that invest in these Funds. In addition, variations in the portfolio turnover rate for the Russell Strategic Bond Fund for the fiscal year ended October 31, 2007 are also the result of certain securities reaching their scheduled maturity in 2007 and investments in derivatives.

The portfolio turnover rates for the fiscal years ended October 31, 2007 and 2006 for each Fund (other than the Russell Money Market Fund) were:

	10/31/07	10/31/06
Russell U.S. Core Equity	112.52%	98.17%
Russell U.S. Small & Mid Cap	142.82	154.76
Russell U.S. Quantitative Equity	121.35	106.45
Russell Tax–Managed U.S. Large Cap	50.10	60.63
Russell Tax–Managed U.S. Mid & Small Cap	56.71	54.34
Russell International Developed Markets	108.46	83.09
Russell Emerging Markets	66.66	68.52
Russell Investment Grade Bond	198.79	125.38
Russell Strategic Bond	697.71	270.24
Russell Real Estate Securities	70.46	48.64
Russell Global Equity*	62.05	N/A
Russell Short Duration Bond	172.85	111.57
Russell Tax Exempt Bond	72.45	63.34
Russell U.S. Growth	138.41	148.35
Russell U.S. Value	128.36	86.60
*	The Russell Global Equity Fund commenced operations on February 28, 2007.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Fund’s website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Cigna, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such receive monthly, weekly and daily portfolio holdings, respectively. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc. (“GSI”), and Institutional Shareholder Services, Inc. (“ISS”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to RIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to RIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

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Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

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In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care; against indemnification proposals that would expand coverage beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

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In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions and corporate restructuring proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of. If the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis.

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Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

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In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker–dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e–1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager, may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker–dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.

The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds effect certain transactions through BNY ConvergeEX Group – LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems.

LJR retains a portion of all commissions generated to provide commission recapture to the Funds. Trades through RIS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) and are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through RIS, LJR or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager are required by law to benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS. During the fiscal years ended October 31, 2007, 2006 and 2005, the total brokerage commissions paid by the Funds were:

	2007	2006	2005
Russell U.S. Core Equity	$2,490,240	$2,459,543	$2,061,281
Russell U.S. Small & Mid Cap	1,809,526	2,101,478	3,487,619
Russell U.S. Quantitative Equity	1,224,915	1,230,704	1,494,594
Russell Tax–Managed U.S. Large Cap	356,951	377,671	294,471
Russell Tax–Managed U.S. Mid & Small Cap	349,732	340,854	344,246
Russell International Developed Markets	4,415,365	3,413,630	3,404,529
Russell Emerging Markets	2,916,325	2,470,731	2,591,323
Russell Strategic Bond	24	13,920	0
Russell Real Estate Securities	2,565,237	1,694,302	1,936,853
Russell Global Equity*	1,710,574	N/A	N/A
Russell U.S. Growth	369,906	507,665	490,641
Russell U.S. Value	959,406	627,610	664,717

*  The Russell Global Equity Fund commenced operations on February 28, 2007.

The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

The Russell Investment Grade Bond, Russell Short Duration Bond, Russell Tax Exempt Bond and Russell Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.

During the fiscal year ended October 31, 2007, approximately $1.68 million of the brokerage commissions of the Funds were directed to brokers who provided research services to RIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets. Effective January 1, 2008, transactions effected through LJR are used solely to generate commission rebates to the Funds and no longer to obtain research services.

Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended October 31, 2007, 2006 and 2005 from portfolio transactions effected for the Funds, were as follows:

	2007		2006		2005
Affiliated Broker/Dealer	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions
David J. Greene and Company, LLC
Russell U.S. Small & Mid Cap	2,703	0.01%	14,601	0.05%	17,830	0.05%
Total	2,703	0.01%	14,601	0.05%	17,830	0.05%
Russell Implementation Services, Inc.
Russell Emerging Markets	153,697	0.38%	291,574	0.90%	99,696	0.31%
Russell U.S. Core Equity	450,013	1.12%	699,747	2.15%	1,005,253	3.17%
Russell U.S. Small & Mid Cap	221,357	0.55%	312,131	0.96%	593,088	1.87%
Russell U.S. Quantitative Equity	191,799	0.48%	187,846	0.58%	720,674	2.27%
Russell Global Equity*	690,297	1.72%	N/A	N/A	N/A	N/A
Russell International Developed Markets	743,413	1.85%	376,857	1.16%	971,252	3.06%
Russell Real Estate Securities	196,664	0.49%	19,213	0.06%	160,195	0.50%
Russell U.S. Growth	70,023	0.17%	83,763	0.26%	119,968	0.38%
Russell U.S. Value	238,022	0.59%	59,775	0.18%	213,287	0.67%
Russell Tax-Managed U.S. Large Cap	73,577	0.18%	138,786	0.42%	82,392	0.26%
Russell Tax-Managed U.S. Mid & Small Cap	0	0.00%	4,760	0.01%	27,698	0.08%
Total	3,028,862	7.53%	2,174,452	6.68%	3,993,503	12.57%

Goldman Sachs
Russell U.S. Small & Mid Cap	0	0.00%	0	0.00%	4,846	0.02%
Total	0	0.00%	0	0.00%	4,846	0.02%
UBS Asset Management
Russell Emerging Markets	2,717	0.01%	0	0.00%	0	0.00%
Russell International Developed Markets	5,175	0.01%	0	0.00%	0	0.00%
Total	7,892	0.02%	0	0.00%	0	0.00%
*	The Russell Global Equity Fund commenced operations on February 28, 2007.

During the fiscal year ended October 31, 2007, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of October 31, 2007, was as follows:

Fund	Citigroup Global Markets, Inc.	J. P. Morgan Securities, Inc.	Goldman, Sachs & Co.	Investment Technology Group Inc.	Credit Suisse First Boston Corp.
Russell U.S. Core Equity	$28,321,886		$34,921,763
Russell U.S. Small & Mid Cap
Russell U.S. Quantitative Equity	33,371,339		24,395,328	$641,070
Russell International Developed Markets	2,551,967				$6,325,078
Russell Investment Grade Bond	21,896,757	$35,725,888	16,576,211		29,435,139
Russell Strategic Bond	22,493,169	12,021,028	7,926,430		6,406,128
Russell Global Equity			11,999,328
Russell Short Duration Bond	11,224,204	1,837,557	2,792,814		897,154
Russell Real Estate Securities
Russell Tax Exempt Bond
Russell Emerging Markets	8,878,291
Russell Tax-Managed U.S. Large Cap	8,237,540		7,249,181
Russell Tax–Managed U.S. Mid & Small Cap				818,349
Russell U.S. Growth	498,610		1,714,119
Russell U.S. Value	8,493,130		1,884,192		2,086,514
	$145,966,893	$49,584,473	$109,459,366	$1,459,419	$45,150,013

Fund	Lehman Brothers Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Deutsche Bank Securities, Inc.	Bank of America Securities LLC
Russell U.S. Core Equity	$6,273,257	$8,694,834	$347,776
Russell U.S. Small & Mid Cap
Russell U.S. Quantitative Equity		13,322,836
Russell International Developed Markets			5,113,940
Russell Investment Grade Bond	9,163,015	17,586,852	6,016,640	$34,429,449
Russell Strategic Bond	17,682,659	8,538,841	1,600,459	27,097,000
Russell Global Equity		2,416,332
Russell Short Duration Bond	2,754,194	3,852,974	2,069,430	5,172,577
Russell Emerging Markets		1,535,985
Russell Real Estate Securities
Russell Tax Exempt Bond
Russell Tax-Managed U.S. Large Cap	2,109,222	2,132,446
Russell Tax–Managed U.S. Mid & Small Cap
Russell U.S. Growth		642,507
Russell U.S. Value	2,901,605
	$40,883,952	$58,723,607	$15,148,245	$66,699,026

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund’s investment objective, with the exception of Russell Tax Exempt Bond Fund, Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund and Russell Investment Grade Bond Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell Tax Exempt Bond Fund, Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund and Russell Investment Grade Bond Fund are, fundamental which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund–by–Fund basis at the time an investment is being made.

No Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Russell Real Estate Securities Fund. The Russell Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Real Estate Securities Fund concentrates its investments in real estate securities. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.

Each Fund is also subject to the following non–fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund–by–Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets

(including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectuses. The following tables illustrate the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds.

Fund	Principal Investments	Non-Principal Investments
Russell Global Equity Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Derivatives

Equity securities of real estate companies, including REITs

Synthetic foreign equity securities

Warrants and convertible securities

Russell Short Duration Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage backed securities

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon securities

Foreign Securities

Derivatives

When issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt, including Brady Bonds

Illiquid Securities

Credit and Liquidity enhancements

Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles Municipal Obligations
Russell Real Estate Securities Fund	Common Stocks and Common Stock Equivalents, including REITs Foreign Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Depositary Receipts
Russell U.S. Growth Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets
Russell U.S. Value Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs
Russell Emerging Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Synthetic foreign equity securities Foreign Securities (specifically emerging market securities) Derivatives	Cash Reserves Warrants Pooled Investment Vehicles Convertible debt securities Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Fund	Principal Investments	Non-Principal Investments
Russell Tax-Managed U.S. Large Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs
Russell Tax Exempt Bond Fund	Investment grade Municipal Obligations Municipal Debt Securities that are rated below investment grade or junk bonds Credit and Liquidity enhancements Illiquid Securities	Cash Reserves Lending Portfolio Securities Demand notes and Euro dollar futures
Russell Money Market Fund

Repurchase Agreements

Commercial Paper, including asset-backed commercial paper

Demand notes

Bank Instruments (including certificates of deposit, Euro dollar certificates of deposit, Euro dollar time deposits and Yankee certificates of deposit)

Variable and Floating Rate Securities

Credit and Liquidity Enhancements

Funding Agreements

Illiquid Securities (other than Funding Agreements)

Corporate Debt

Asset-backed securities

Yankee Bonds

U.S. Government Securities Investment Grade Municipal Debt Obligations Investment Company Securities Indexed Commercial Paper STRIPS
Russell U.S. Core Equity Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets
Russell U.S. Small & Mid Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts Equity securities of real estate companies including REITs	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets
Russell U.S. Quantitative Equity Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Fund	Principal Investments	Non-Principal Investments
Russell International Developed Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Convertible securities and warrants

Derivatives

Synthetic foreign equity securities

Equity securities of real estate companies, including REITs

Russell Investment Grade Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage backed securities

U.S. Government Securities, including TIPS and zero coupon securities

Foreign Securities

Derivatives

When issued and forward commitment securities

Swaps and Swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt, including Brady Bonds

Illiquid Securities

Credit and Liquidity enhancements

Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles
Russell Strategic Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage backed securities

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon bonds

Foreign Securities

Derivatives

When issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt , including Brady Bonds

Illiquid Securities

Credit and Liquidity enhancements

Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles

The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table.

The Russell Global Equity, Russell Real Estate Securities, Russell Emerging Markets, Russell U.S. Growth, Russell U.S. Value, Russell Tax–Managed U.S. Large Cap Fund, Russell Tax–Managed U.S. Mid & Small Cap, Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, Russell U.S. Quantitative Equity and Russell International Developed Markets Fund are referred to collectively as the “Equity Funds.”

The Russell Short Duration Bond, Russell Tax Exempt Bond, Russell Investment Grade Bond and Russell Strategic Bond Funds are referred to collectively as the “Fixed Income Funds.”

General Investment Strategies and Portfolio Instruments

Cash Reserves and Being Fully Invested.    A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds intend to be fully invested at all times. To do so, RIMCo or a money manager invests the Funds’ (except the Russell Money Market Fund) cash reserves in short term instruments, including the Russell Money Market Fund. In addition to investing in such short term investments, as described below, a Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities, fixed-income securities and/or derivatives. This is intended to cause a Fund to perform as though its cash reserves were actually invested in those markets.

Each Fund (except the Russell Money Market Fund), that invests its cash reserves in the Russell Money Market Fund does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Fund’s total assets. The Russell Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity by investing solely in short–term money market instruments. The Funds will invest cash reserves in the Russell Money Market Fund only so long as it does not adversely affect the portfolio management and operations of the Russell Money Market Fund and RIC’s other Funds. The Russell Money Market Fund, and the Funds investing in it, treat such investments as the purchase and redemption of the Russell Money Market Fund’s Shares. Any Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in RIC’s Master Trust Agreement, including voting rights. However, Shares of a money market fund issued to other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Funds. In addition to the advisory and administrative fees payable by the Funds to RIMCo and RFSC, respectively, each Fund that invests its cash reserves in the Russell Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo and RFSC, respectively. The cash reserves for all Funds are invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves invested in the Russell Money Market Fund is 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Hedging Strategies. Financial futures contracts may be used by the Funds, except the Russell Money Market Fund, during or in anticipation of adverse market events such as, in the case of the Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in a Fund’s portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies.    There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non– business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Lending Portfolio Securities.    RIC is a party to a Securities Lending Agency Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Funds invest cash collateral received in high–quality short–term debt instruments, short–term bank collective investment vehicles and money market mutual funds (including a money market funds advised by RIMCo for which RIMCo receives a 0.05% advisory fee and RFSC receives a 0.05% administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Securities Lending Agency Agreement.

A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

No Fund may lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Select Holdings. As described in the Prospectuses, RIMCo may employ a “select holdings” strategy for a portion of certain Equity Funds assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo periodically analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

Illiquid and Restricted Securities.    No more than 15% (10% for the Russell Money Market Fund) of a Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase of a security. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from the Russell Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings will be limited to the time required to receive payment for securities sold, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs”. The Funds, other than the Russell Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Russell U.S. Quantitative Equity Fund may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Foreign Securities

Investment In Foreign Securities. The Funds may invest in foreign securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

Local Access Products.   The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Equity Securities

Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Funds may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.

Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs”. The Equity Funds may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investment in REITs is also subject to heavy cash flow dependency, or tenant defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.

Debt Instruments and Money Market Instruments

To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.

The Fixed-Income Funds and the Russell Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Fixed Income Funds and the Russell Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Fixed Income Funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% (10%, in the case of each Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Fixed Income Funds and the Russell Money Market Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.

Corporate Securities. The Fixed Income Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Russell Money Market Fund may invest in debt securities issued by corporations. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Zero Coupon Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Fixed Income Funds and Russell Money Market Fund may invest in include the securities described below:

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Collateralized Loan Obligations. The Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

Risk Factors. Mortgage-backed securities (“MBS”) often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of MBS may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include pools of MBS, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than mortgage-backed securities) present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.

Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Fixed Income Funds and the Russell Money Market Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Risk Bonds. The Fixed Income Funds may invest their assets in securities rated BBB– or higher by S&P, Baa3 or higher by Moody’s or BBB or higher by Fitch, (using highest of split ratings) or in unrated securities judged by the money managers to be of higher credit quality than those designations. Securities rated BBB– by S&P, Baa3 by Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Fixed Income Funds may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds

These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Municipal Debt Instruments

Municipal Obligations and Bonds. The Fixed Income Funds and the Russell Money Market Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Fixed Income Funds and the Russell Money Market Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes –issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes –issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes –sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds –bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.

Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Russell Tax Exempt Bond Fund to maintain liquidity. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates.

A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Demand Notes. The Fixed Income Funds may purchase obligations with the right to a “put” or “stand– by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Russell Money Market Fund may also invest in demand notes, which are obligations with the right to a “put.” A “put” obligates the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

The Funds will enter into put and stand–by commitments with institutions such as banks and broker–dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements.

Risk Factors. The ability of the Funds to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand–by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”)

The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Fixed Income Funds and the Russell Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable And Floating Rate Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days.. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Commercial Paper. The Fixed Income Funds and the Russell Money Market Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Russell Money Market Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Indexed Commercial Paper. The Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit And Liquidity Enhancements. The Fixed Income Funds and the Russell Money Market Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Fixed Income Funds and the Russell Money Market Fund, that invest in these securities and may affect their share price.

Funding Agreements.   The Fixed Income Funds and the Russell Money Market Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Funds, other than the Russell Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures and options on futures contracts will be for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets).

Options On Securities And Indexes. Each Fund, other than the Russell Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long term counterparty credit rating, including reassignments, of A- or better as defined by S&P (using highest of split ratings) or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by RIMCo or the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short–term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options On Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Euro dollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three–month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Euro dollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Euro dollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Euro dollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets.

Each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund’s investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the

Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark–to– market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the Fund’s total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the

Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen––at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

A Fund may enter into a swaption (swap option). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

Index Swap Agreements. The Funds, other than the Russell Money Market Fund, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by these Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Russell International Developed Markets and Russell Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefore or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

TAXES

Tax Information for All Funds

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Russell Tax Exempt Bond Fund and Russell Money Market Fund.

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund’s total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in Complex Securities. A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after December 31, 2004 and before January 1, 2009, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains. Also, for that same four-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% for calendar years through 2010.

Additional Tax Information With Respect to the Russell Tax Exempt Bond Fund

The tax information described in “Tax Information for All Funds” above applies to the Russell Tax Exempt Bond Fund, except as noted in this section.

Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

Additional Tax Information With Respect to the Russell Money Market Fund

The tax information described in “Tax Information for All Funds” above applies to the Russell Money Market Fund except as noted in this section.

Distributions of Net Investment Income. Each Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because each Fund is a money market fund, it does not expect to realize any long-term capital gain.

Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because each Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale.

Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

At October 31, 2007, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Fund	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	10/31/14	10/31/15	TOTAL
Russell Tax–Managed U.S. Large Cap	$-----	$-----	$46,414,873	$-----	$-----	$-----	$-----	$-----	$46,414,873
Russell Investment Grade Bond**	-----	-----	-----	-----	-----	15,614,663	14,307,836	-----	29,922,499
Russell Strategic Bond	-----	-----	-----	-----	-----	-----	2,895,957	-----	2,895,957
Russell Money Market	90,626	35,378	-----	43,223	-----	3,147	11,753	17,488	201,615
Russell Short Duration Bond	-----	-----	-----	-----	-----	10,268,501	7,439,440	1,010,942	18,718,883
Russell Tax Exempt Bond	682,095	-----	-----	-----	357,343	-----	634,298	1,197,042	2,870,778
Russell U.S. Value*	-----	1,393,793	362,611	-----	-----	-----	-----	-----	1,756,404

*    Russell U.S. Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $1,393,793 and $362,611 will expire on October 31 of the years 2009 and 2010, respectively.

** Russell Investment Grade Bond Fund had a capital loss carryforward of $13,283,390 that it acquired from the Diversified Bond Fund which will expire on October 31, 2013. This capital loss carryforward can be utilized without any limitation until its expiration date.

MONEY MANAGER INFORMATION

RUSSELL U.S. CORE EQUITY FUND

AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of December 31, 2006, AXA Financial, Inc. has a 63.2% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (32.4%) and AllianceBernstein Directors, Officers and employees (4.4%).

Arnold and S. Bleichroeder Advisers, LLC is controlled by Arnhold and S. Bleichroeder Holdings, Inc., with no individual owning more than 25% of the voting securities.

Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.

Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Marsico Capital Management, LLC is controlled by Marsico Management Equity, LLC, which is controlled by Tom Marsico.

MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.

Montag & Caldwell, Inc. is a wholly-owned subsidiary of Fortis Bank SA/NV. Fortis Bank SA/NV is 99.93% owned by the government of Belgium (the Belgian State, through the SFPI (Federal Public Service for Participations and Investments)). The Belgian State has reached an agreement with BNP Paribas, a French Public Limited Company (société anonyme), on the subsequent transfer of 75% of Fortis Bank SA/NV; the Belgian State will continue to own the remaining 25% of the company. This transaction is expected to close by year end or first quarter of 2009.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

RUSSELL U.S. QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

INTECH Investment Management LLC is majority-owned by Berger Financial Group LLC, which is an indirect subsidiary of Janus Capital Management LLC. Janus Capital Management LLC is wholly-owned by Janus Capital Group Inc., a publicly traded company.

Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by The Bank of New York Mellon Corporation, a publicly traded organization.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

RUSSELL TAX–MANAGED U.S. LARGE CAP FUND

Armstrong Shaw Associates Inc. is employee-owned and is controlled by Jeffrey Shaw.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

Palisades Investment Partners, LLC is controlled by its majority shareholder, Quinn Stills.

Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

Turner Investment Partners Inc. See: Russell U.S Core Equity Fund

RUSSELL U.S. SMALL & MID CAP FUND

ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest.

Delphi Management, Inc. is 100% owned by Scott Black.

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. See: Russell U.S. Quantitative Equity Fund.

PanAgora Asset Management, Inc. is an indirect subsidiary of Putnam Investments Trust. This holding company and its subsidiaries, including PanAgora Asset Management, Inc., are indirect subsidiaries of Great-West Lifeco, Inc. (“Great-West Life”), a public company. Great-West Life is controlled by Power Financial Corporation, a public company. Additionally, Nippon Life Insurance Company (“NLI”) holds a 20% voting interest in PanAgora Asset Management, Inc.

Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.

Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

RUSSELL TAX–MANAGED U.S. MID & SMALL CAP FUND

Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%.

Netols Asset Management, Inc. is controlled by its majority shareholder, Jeffrey Netols.

Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company.

Transamerica Investment Management, LLC is owned by Transamerica Investment Services, Inc. and indirectly owned by Transamerica Corporation, which is wholly-owned by AEGON, N.V. AEGON, N.V. is a publicly traded company.

Turner Investment Partners, Inc. See: Russell U.S. Core Equity Fund.

RUSSELL U.S. GROWTH FUND

Cornerstone Capital Management, Inc. is owned by Andrew S. Wyatt, Thomas G. Kamp and David R. Frauenshuh.

Delaware Management Company, a series of Delaware Management Business Trust, is an indirect subsidiary of Lincoln National Corporation, a publicly traded company. Other entities in the corporate chain of control of which Delaware Management Company is a direct or indirect subsidiary include: Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp. Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc. and Lincoln National Investments, Inc.

Fuller & Thaler Asset Management, Inc. is controlled by Russell J. Fuller.

Suffolk Capital Management, LLC. See: Russell U.S. Core Equity Fund.

Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%.

Turner Investment Partners, Inc. See: Russell U.S. Core Equity Fund.

RUSSELL U.S. VALUE FUND

DePrince, Race & Zollo, Inc. See: Russell U.S. Small & Mid Cap Fund.

Iridian Asset Management LLC (“Iridian”) is wholly-owned by BIAM (US) Inc., an indirect subsidiary of The Governor and Company of the Bank of Ireland, a publicly traded company.

JS Asset Management, LLC is a U.S. Limited Liability Company owned by John Schneider.

Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned.

RUSSELL REAL ESTATE SECURITIES FUND

AEW Management and Advisors, L.P. is a limited partnership that is 75% owned by AEW Capital Management, L.P. and 25% owned by the general partner, AEW Investment Group, Inc. AEW Capital Management, L.P. is controlled by Natixis Global Asset Management, L.P. (formerly known as IXIS Asset Management US Group, which was formerly known as IXIS Asset Management North America, L.P.). In November 2006, CNCE, Banques Populaire and Natexis Banques Populaires combined operations and created a new company called Natixis, a publicly listed company. In June 2007, all IXIS entities underwent a name change and are now called Natixis Global Asset Management, L.P.

Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc. a publicly traded company. Martin Cohen and Robert H, Steers each own approximately 29.3% of Cohen & Steers, Inc. The remaining 41.4% of Cohen & Steers, Inc. is owned by the public.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

RUSSELL GLOBAL EQUITY FUND

ClariVest Asset Management LLC. See: Russell U.S. Small & Mid Cap Fund.

Gartmore Global Partners is controlled by Oxford Partners, LP, a Cayman registered limited partnership. Oxford Partners, LP is controlled approximately 50% by employees of Gartmore with no individual having more than 25% voting control and approximately 50% by Hellman & Friedman LLC, a private equity partnership.

Harris Associates, L.P. is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, which owns 99.67% of Harris Associates, L.P.

Tradewinds Global Investors LLC is controlled by Nuveen Investments, Inc. (“Nuveen”), a majority owned subsidiary of Windy City Investments, Inc., with no individual controlling more than 25%.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates, Inc.

RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

Altrinsic Global Advisors, LLC is an employee owned U.S. limited liability company and is controlled by John Hock.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman, Ronen Israel, Lars Nielsen and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

Marsico Capital Management, LLC. See: Russell U.S. Core Equity Fund

MFS Institutional Advisors, Inc. See: Russell U.S. Core Fund

Mondrian Investment Partners Limited is controlled by senior members of management.

UBS Global Asset Management (Americas), Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

RUSSELL EMERGING MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 60% owned through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Asset Managers, LLP with no individual manager beneficially owning greater than 10%.

Harding Loevner LLC (“Harding Loevner”) is a limited partnership, and its sole general partner is HLM Holdings, Inc. (“Holdings”). Holdings owns substantially all of Harding Loevner. Holdings is 100% employee owned. Harding Loevner is controlled by David Loevner through his ownership stake in Holdings.

T. Rowe Price International, Inc. See: Russell Global Equity Fund.

UBS Global Asset Management (Americas), Inc. See: Russell International Developed Markets Fund.

RUSSELL STRATEGIC BOND FUND

Drake Capital Management, LLC is controlled by its parent company, Drake Partners, LLC d/b/a Drake Management, LLC. Drake Partners, LLC is controlled by Anthony Faillace and Steven Luttrell.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Hyperion Brookfield Asset Management, Inc. is wholly-owned by Brookfield Asset Management, Inc., a publicly-traded Canadian corporation.

Logan Circle Partners, L.P. is 70% owned by its employees of which Jude Driscoll owns a controlling interest and 30% is owned by GPFT HOLDCO, LLC.

Metropolitan West Asset Management, LLC (“MWAM”) is wholly-owned by MWAM Holdings, LLC, which is 100% owned and controlled by active employees at MWAM. Scott B. Dubchansky and Tad Rivelle each own 20-50% of MWAM Holdings, LLC.

Pacific Investment Management Company LLC (“PIMCO”) a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America (L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

RUSSELL INVESTMENT GRADE BOND FUND

Lehman Brothers Asset Management LLC is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly traded company.

Metropolitan West Asset Management, LLC. See: Russell Strategic Bond Fund.

Pacific Investment Management Company LLC. See: Russell Strategic Bond Fund.

Western Asset Management Company is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

Western Asset Management Company Limited is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

RUSSELL SHORT DURATION BOND FUND

Logan Circle Partners, L.P. See: Russell Strategic Bond Fund.

Pacific Investment Management Company LLC. See: Russell Strategic Bond Fund.

STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

RUSSELL TAX EXEMPT BOND FUND

Delaware Management Company. See: Russell U.S. Growth Fund.

Standish Mellon Asset Management Company LLC is a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded organization.

RUSSELL MONEY MARKET FUND

Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long–term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium–grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid–range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high–quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Bonds rated BB have less near–term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk – such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short–term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short–term credit risk and long–term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short–term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG–1/VMIG 1— This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG–2/VMIG 2— This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG–3/VMIG 3 –– This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG –– This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long–term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP–1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP–2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP–3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime – 1 –– Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime – 2 –– Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime – 3 –– Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR – Withdrawn

S&P:

A–1 – An obligor rated “A–1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A–2 – An obligor rated “A–2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A–3 – An obligor rated “A–3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B – An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D – An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. – An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

Short Term Credit Ratings

F1 – Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near–term adverse changes could result in a reduction to non–investment grade.

B – Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near–term adverse changes in financial and economic conditions.

C – High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D – Default. Denotes actual or imminent payment default.

Notes to Short–Term Ratings:

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot–term ratings other than “F–1.”

Long Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; – the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or – the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

FINANCIAL STATEMENTS

The 2007 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in RIC’s Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference.